                                LICENSE AGREEMENT

         This Agreement (the "AGREEMENT") is effective January 18, 2002 ("the EFFECTIVE DATE") by and between, on the one hand, ALLERGAN SALES, INC., a California corporation, located at 2525 Dupont Drive, Irvine, California 92612-1599, and ALLERGAN PHARMACEUTICALS HOLDINGS (IRELAND) LIMITED, a non-resident Irish corporation, located at Sweepstakes Centre, Ballsbridge, Dublin 4, Ireland (ALLERGAN SALES, INC., and ALLERGAN PHARMACEUTICALS HOLDINGS (IRELAND) LIMITED are together referred to as "ALLERGAN"), and on the other hand, ENTREMED, INC., a Delaware corporation, located at 9640 Medical Center Drive, Rockville, Maryland 20850 ("ENTREMED").

         WHEREAS, ALLERGAN develops, manufactures, markets and sells ophthalmologic products for human use throughout the world; and

         WHEREAS, ENTREMED is the owner or exclusive licensee of certain technology related to 2-methoxyestradiol (a small molecule also known under the trademark PANZEM) and other proprietary know-how related to the use of small molecules for inhibition of angiogenesis, as hereinafter defined; and

         WHEREAS, ALLERGAN desires to obtain an exclusive right and license in and to such technology and proprietary know-how in the TERRITORY as hereinafter defined; and

         WHEREAS, ENTREMED is willing to grant the exclusive right and licenses desired by ALLERGAN;

         NOW, THEREFORE, in consideration of the mutual promises and other good and valuable consideration, the parties agree as follows:

SECTION 1 - DEFINITIONS.

         The terms used in this AGREEMENT have the following meaning:

         1.1 The term "ACTUAL COST" means ENTREMED's cost of raw materials and direct labor to manufacture, test and ship a given material, plus an allocable share of manufacturing overhead costs determined in accordance with generally accepted accounting principles (provided however that such allocable share shall not exceed * percent (*%) of the cost of the applicable raw materials), and ENTREMED shall provide to ALLERGAN, at ALLERGAN's request, such accounting records and documents that are in ALLERGAN's reasonable determination suitable and sufficient to document said ACTUAL COST and allocable share of manufacturing overhead costs.

         1.2 The term "ADDITIONAL FILING COUNTRIES" shall have the meaning set forth in Section 8.1.

[*] = CERTAIN INFORMATION CONTAINED IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS. OMITTED TEXT IS INDICATED BY A "*".

         1.3 The term "AFFILIATE" as applied to either party shall mean any company or other legal entity other than the party in question in whatever country organized, controlling, controlled by or under common control with that party. The term "control" means the ownership or control, directly or indirectly, of at least 50% of the outstanding securities, voting rights, right to elect or appoint directors, or other ownership interest of any company or other legal entity, or the ability to otherwise direct the affairs of any company or other legal entity.

         1.4 The term "ALLERGAN DESIGNATED COMMERCIAL COMPOUND" shall mean any LEAD COMPOUND designated by ALLERGAN pursuant to Section 3.9 hereof as being intended for further development and commercialization by ALLERGAN, subject to the limitations set forth in Section 3.9, or any compound with which ALLERGAN desires to develop a PRODUCT (and all enantiomers and mixtures of enantiomers thereof, and pharmaceutically acceptable salts and esters thereof, with respect to the foregoing).

         1.5 The term "ALLERGAN PATENTS" shall mean any United States patent application including any division, continuation, or continuation-in-part thereof and any foreign patent application or equivalent corresponding thereto and any Letters Patent or the equivalent thereof issuing thereon or reissue, reexamination or extension thereof; which is owned by or licensed to ALLERGAN and in and to which ALLERGAN has a transferable interest during the COLLABORATION TERM insofar as it contains one or more claims to ALLERGAN TECHNOLOGY.

         1.6 The term "ALLERGAN TECHNOLOGY" shall mean information and materials, including, but not limited to, pharmaceutical, chemical and biological products, technical and non-technical data and information (including process information and know-how) relating to the results of tests, assays, methods, and processes, and drawings, plans, diagrams and specifications and/or other documents containing such information and data owned by ALLERGAN or to which ALLERGAN has a transferable interest during the COLLABORATION TERM and which are necessary or useful for the manufacture, use or sale of a PRODUCT.

         1.7 The term "CALENDAR QUARTER" shall mean the period of three (3) consecutive calendar months ending on March 31, June 30, September 30 or December 31, as the case may be.

         1.8 The term "CALENDAR YEAR" shall mean each twelve (12) month period ending on December 31.

         1.9 The term "CMCC AGREEMENT" shall mean that certain agreement between ENTREMED and The Children's Medical Center Corporation ("CMCC") dated as of September 29, 1993, as amended to the date hereof, pursuant to which ENTREMED has acquired a license to 2-METHOXYESTRADIOL from CMCC. A copy of the CMCC AGREEMENT, with financial terms redacted, is attached hereto as Appendix A.

         1.10 The term "COLLABORATION TERM" shall mean 5 years from the EFFECTIVE DATE.

         1.11 The term "EU" shall mean the countries of the European Union as presently constituted.

         1.12 The term "EUROPE" shall mean Germany, France, Great Britain, Spain, Italy, Switzerland and the Netherlands.

         1.13 The term "FIELD" shall mean the treatment and prevention of diseases and conditions of the eye by local delivery of a non-peptide, non-protein inhibitor of angiogenesis. "Local delivery" shall include topical application to the eye or surrounding tissue, or implantation or injection of or within the orbit, subconjunctiva, choroid, sclera, anterior chamber or posterior chamber of the eye.

         1.14 The term "FIRST COMMERCIAL SALE" shall mean in each country of the TERRITORY, the first sale to a THIRD PARTY in connection with the nationwide introduction of any PRODUCT by ALLERGAN, its AFFILIATES or SUBLICENSEES following marketing and pricing approval by the appropriate governmental agency for the country in which the sale is to be made and, when governmental approval is not required, the first sale in that country in connection with the nationwide introduction of a PRODUCT in that country.

         1.15 The term "IND" shall mean an Investigational New Drug application filed with the United States Food and Drug Administration ("FDA").

         1.16 The term "KNOW-HOW" shall mean all data, formulas, process information and other information useful in the FIELD owned by ENTREMED or to which ENTREMED has transferable rights during the COLLABORATION TERM and which are necessary or useful for the manufacture, use or sale of PRODUCTS. The term "KNOW-HOW" does not include any ALLERGAN TECHNOLOGY.

         1.17 The term "LEAD COMPOUND" shall mean any non-peptide, non-protein inhibitor of angiogenesis (and all enantiomers and mixtures of enantiomers thereof, and pharmaceutically acceptable salts and esters thereof) that has been selected for evaluation and potential development by ALLERGAN during the COLLABORATION TERM under Section 3 herein.

         1.18 The term "2-METHOXYESTRADIOL" shall mean a compound with the chemical structure under CAS registry number 362-07-2, all enantiomers and mixtures of enantiomers thereof, and pharmaceutically acceptable salts and esters thereof.

         1.19 The term "MAJOR MARKET(S)" shall mean Australia, NORTH AMERICA, EUROPE, and Japan.

         1.20 The term "MANDATORY FILING COUNTRIES" shall have the meaning set forth in Section 8.1.

         1.21 The term "NDA" shall mean a New Drug Application filed with the FDA in the United States.

         1.22 The term "NET SALES" shall mean the gross amount invoiced by ALLERGAN or its AFFILIATES or SUBLICENSEES for sale or distribution of PRODUCT to THIRD PARTIES, less: *;

provided, however, that a sale or transfer to an AFFILIATE or SUBLICENSEE of ALLERGAN for resale by such AFFILIATE or SUBLICENSEE shall not be considered a sale for the purpose of this provision, but the resale by such AFFILIATE or SUBLICENSEE shall be a sale for such purposes. A "sale" shall also include a transfer or other disposition for consideration, but not such transfers or dispositions for preclinical, clinical, regulatory, or governmental purposes except to the extent ALLERGAN receives payment therefor. Reasonable quantities of PRODUCT distributed as samples shall not be considered sold. In the event that any payment received by ALLERGAN or its AFFILIATES or SUBLICENSEES for the sales of PRODUCT is in any form other than monetary consideration, such payment shall be added to NET SALES. PRODUCT shall be considered "sold" at the earlier of (i) the transfer of title in such PRODUCT to a person other than an AFFILIATE or SUBLICENSEE of ALLERGAN; or (ii) the shipment of such PRODUCT from the manufacturing or warehouse facilities of ALLERGAN or its AFFILIATE OR SUBLICENSEE to a customer. Where such deductions or costs designated as adjustments as described in this Section 1.22 are not directly attributable to PRODUCTS, ALLERGAN shall employ generally accepted accounting principles to fairly allocate such aggregate deductions or costs to the PRODUCTS.


         1.23     The term "NORTH AMERICA" shall mean the United States and
Canada.

         1.24 The term "PRODUCT(S)" shall mean any article of manufacture, substance, material, chemical, formulation or composition for use in the FIELD
(i) which is or includes 2-METHOXYESTRADIOL and/or any other LEAD COMPOUND as an active ingredient, or (ii) whose use would otherwise infringe upon the PATENT RIGHTS.

         1.25 The term "PROOF OF PRINCIPAL PERIOD" shall mean the six month period beginning with the EFFECTIVE DATE.

         1.26 The term "PATENT RIGHT(S)" shall mean (i) any United States patent application useful in the FIELD, including any division, continuation, or continuation-in-part thereof and (ii) any foreign patent application or equivalent corresponding thereto and (iii) any Letters Patent or the equivalent thereof issuing thereon or reissue, reexamination or extension thereof; with respect to any of which ENTREMED has rights to license hereunder during the COLLABORATION TERM or which are set forth in Appendix B, attached hereto and made a part hereof and which shall be updated by ENTREMED at least semi-annually during the COLLABORATION TERM.

         1.27 The term "ROW" shall mean the TERRITORY, excluding NORTH AMERICA, EUROPE, Japan and Australia.

         1.28 The term "SUBLICENSEE" shall mean any non-AFFILIATE THIRD PARTY licensed by ALLERGAN to make, have made, import, use or sell any PRODUCT.

         1.29     The term "TERRITORY" shall mean all countries of the world.

         1.30 The term "THIRD PARTY(IES)" shall mean a person or entity who or which is neither a party hereto nor an AFFILIATE of a party hereto.

         1.31 The term "VALID CLAIM" shall mean (i) a claim of a pending patent application or (ii) a claim of an issued patent which has not lapsed or become abandoned or been declared invalid or unenforceable by a court of competent jurisdiction or an administrative agency from which no appeal can be or is taken, and which has not been admitted to be invalid or unenforceable through reexamination, reissue or disclaimer or otherwise, which would be infringed by the manufacture, use or sale of a PRODUCT by an unlicensed THIRD PARTY. A pending patent application which has not been granted within seven (7) years of filing or at any time during such seven (7) year period is not being diligently prosecuted, shall not be considered to contain a VALID CLAIM until granted.

SECTION 2 - GRANT.

         2.1 License Grants. ENTREMED hereby grants to ALLERGAN and ALLERGAN hereby accepts from ENTREMED, the following licenses:

                  (a) Research License. During the COLLABORATION TERM, with respect to the LEAD COMPOUNDS and ALLERGAN DESIGNATED COMMERCIAL COMPOUNDS, ENTREMED grants to ALLERGAN an exclusive, worldwide, royalty-free license, with the right to sublicense, under the PATENT RIGHTS and KNOW-HOW, to use such PATENT RIGHTS and technology and information provided to ALLERGAN by ENTREMED hereunder, to the extent necessary or appropriate to carry out research and development activities in the FIELD.

                  (b)      Development and Commercial Licenses.

                           (i)      An exclusive, worldwide, royalty-free
license, with the right to sublicense, under the PATENT RIGHTS and KNOW-HOW, to use ALLERGAN DESIGNATED COMMERCIAL COMPOUNDS and to make and have made PRODUCTS in order to conduct necessary preclinical, clinical and other development activities on such ALLERGAN DESIGNATED COMMERCIAL COMPOUNDS to obtain applicable regulatory approval for use in the FIELD as PRODUCTS; and

                           (ii)     An exclusive, worldwide, royalty-bearing
right and license for the TERRITORY, with the right to sublicense, under the PATENT RIGHTS and KNOW-HOW, to make, have made, use, import, export, offer to sell and sell PRODUCTS and use the ALLERGAN DESIGNATED COMMERCIAL COMPOUNDS for such purpose in the FIELD.

         2.2      Right to Sublicense.

                  (a) Subject to Section 2.2(b), ALLERGAN shall be entitled to extend the licenses granted herein to AFFILIATES and to sublicense to THIRD PARTIES. In case of a license which has been extended to AFFILIATES or sublicensed to SUBLICENSEES, such AFFILIATES and SUBLICENSEES shall be bound by all terms and conditions of this AGREEMENT. ALLERGAN shall advise ENTREMED of any such extension to AFFILIATES or sublicenses to SUBLICENSEES and provide ENTREMED with a copy of any such sublicense (redacted as to financial and other confidential terms which ALLERGAN shall in its reasonable discretion determine) within sixty (60) days of execution of such sublicense.

                  (b) ALLERGAN shall guarantee and be responsible for the payment of all royalties and other compensation due and the making of reports under this AGREEMENT by reason of sales of any PRODUCTS by its AFFILIATES and SUBLICENSEES and their compliance with all applicable terms of this AGREEMENT. Performance or satisfaction of any obligations of ALLERGAN under this AGREEMENT by any of its AFFILIATES or SUBLICENSEES shall be deemed performance or satisfaction of such obligations by ALLERGAN.

         2.3 Rights under License Agreements with CMCC. To the extent KNOW-HOW and/or PATENT RIGHTS licensed to ALLERGAN under this AGREEMENT are rights which ENTREMED has licensed from CMCC, under any agreement with CMCC, including the CMCC AGREEMENT attached hereto as Appendix A, ALLERGAN understands and agrees as follows:

                  (a) The rights licensed to ALLERGAN by ENTREMED are subject to the terms, limitations, restrictions and obligations of the CMCC AGREEMENT(s).

                  (b) ALLERGAN will comply with the terms, obligations, limitations and restrictions of the CMCC AGREEMENT(s) to the extent ALLERGAN has been permitted to review such terms, obligations, limitations and restrictions.

         2.4      Right of Notification and First Negotiation.

                  (a) In the event that ENTREMED, during the COLLABORATION TERM, considers licensing to any THIRD PARTY its peptide and/or protein angiogenesis inhibitors ("LARGE MOLECULES") for the treatment and prevention of diseases and conditions of the eye by local delivery of such LARGE MOLECULES, ALLERGAN shall be so notified by ENTREMED within thirty (30) days of such determination, and for a period of nine (9) months following such notice (the "ELECTION PERIOD"), ALLERGAN shall be permitted to study ENTREMED's library of LARGE MOLECULES and perform such investigations as ALLERGAN deems appropriate to evaluate LARGE MOLECULES for further research and development. During the ELECTION PERIOD and for a period of thirty (30) days following the end of the ELECTION PERIOD, ALLERGAN shall have the exclusive right to enter into negotiations with ENTREMED or the appropriate ENTREMED AFFILIATE to acquire an exclusive license to the LARGE MOLECULES with respect to applications for the treatment and prevention of diseases and conditions of the eye by local delivery, and if ALLERGAN notifies ENTREMED, in writing, that it wishes to enter into negotiations with respect to such license, the parties shall have thirty
(30) additional days to enter into a final, definitive agreement. If ENTREMED rejects the terms of an offer by ALLERGAN to enter into such final definitive agreement and ENTREMED subsequently offers the right to commercialize the LARGE MOLECULES under such a license to any THIRD PARTY on terms and conditions as favorable or more favorable to such THIRD PARTY than those terms last offered by ALLERGAN to ENTREMED during the negotiation period described above, it shall offer such equally favorable or more favorable terms to ALLERGAN and ALLERGAN shall have thirty (30) days to accept or reject such more favorable terms and conditions, and if ALLERGAN accepts such terms, ENTREMED shall enter into a definitive agreement with ALLERGAN on such terms and conditions.

                  (b) ENTREMED shall supply such amount of each LARGE MOLECULE as is reasonable and sufficient for ALLERGAN to perform the evaluations of each such LARGE MOLECULE described in this Section 2.4, at its expense during the ELECTION PERIOD to the extent ENTREMED is capable of providing such amount, provided that if ENTREMED has developed a clone of any such LARGE MOLECULE, ENTREMED shall be deemed to be capable of providing such amounts. To the extent ALLERGAN requires additional amounts of LARGE MOLECULES, ENTREMED shall use commercially reasonable efforts to supply them and ALLERGAN shall reimburse ENTREMED * percent (*%) of ENTREMED's ACTUAL COST of manufacture thereof.

         2.5 Notification of CMCC. ENTREMED shall promptly notify CMCC, pursuant to the terms of the CMCC AGREEMENT, that ALLERGAN is a sublicensee of certain rights granted to ENTREMED under the CMCC AGREEMENT, and take such other steps as are necessary pursuant to the terms thereof to ensure that ALLERGAN retains the rights granted it hereunder in the event of the termination of the CMCC AGREEMENT, such steps being consistent with ENTREMED's obligations under the CMCC AGREEMENT.

SECTION 3 - COLLABORATION.

         3.1 Collaboration. The parties will enter into a collaboration for the COLLABORATION TERM unless terminated under Section 15.

         3.2 Information. Promptly after the EFFECTIVE DATE, ENTREMED will disclose to ALLERGAN (i) all relevant information (including chemical structure and properties) on antiangiogenesis small molecule compounds which ENTREMED owns or otherwise controls (with the right to license in the FIELD) and (ii) all other KNOW-HOW related to the use of antiangiogenesis small molecule compounds. From time to time during the COLLABORATION TERM (but not less often than twice a year), ENTREMED shall update such information to the extent it has additional information on such compounds or owns or otherwise controls additional compounds or has such additional KNOW-HOW which can be disclosed and transferred to

ALLERGAN, and ENTREMED shall use its reasonable efforts to make such information capable of disclosure and transfer, and to so disclose and transfer such information to ALLERGAN. During the COLLABORATION TERM, ENTREMED will provide ALLERGAN with reasonable technical assistance relating to the use of such KNOW-HOW and the practice of the PATENT RIGHTS in the FIELD.

         3.3 Research Liaison Committee. Within 10 days of the execution of this AGREEMENT, the parties will set up a research liaison committee (the "RESEARCH LIAISON COMMITTEE") to monitor the progress and results of the research during the COLLABORATION TERM. The RESEARCH LIAISON COMMITTEE shall be comprised of three members from ENTREMED and three members from ALLERGAN. The RESEARCH LIAISON COMMITTEE shall not have the power to direct the research and development efforts of ALLERGAN.

         3.4 Proof of Principal Period. Promptly after the EFFECTIVE DATE, ENTREMED shall provide to ALLERGAN samples of 2-METHOXYESTRADIOL for testing by ALLERGAN. ALLERGAN shall use commercially reasonable efforts to determine whether 2-METHOXYESTRADIOL is a candidate for ophthalmic use during the PROOF OF PRINCIPAL PERIOD.

         3.5 Selection of LEAD COMPOUNDS. During the COLLABORATION TERM, * ALLERGAN shall have the right to select up to * compounds (one of which shall initially be 2-METHOXYESTRADIOL) from ENTREMED's library of compounds disclosed under Section 3.2 above, that appear promising for pre-clinical evaluation by ALLERGAN for use in the FIELD for designation as LEAD COMPOUNDS. From time to time thereafter, ALLERGAN may designate additional compounds as LEAD COMPOUNDS or remove the designation from previously designated LEAD COMPOUNDS so long as the total number of LEAD COMPOUNDS shall not exceed * at any time. A LEAD COMPOUND shall cease to be a LEAD COMPOUND, if it has not been designated as an ALLERGAN DESIGNATED COMMERCIAL COMPOUND in accordance with Section 3.9, within one (1) year following the termination of the COLLABORATION TERM.

         3.6 Further Evaluation of LEAD COMPOUNDS. ALLERGAN shall use commercially reasonable efforts to conduct, at its own expense, such pre-clinical testing and investigations as ALLERGAN deems appropriate to evaluate LEAD COMPOUNDS for further development. Such further development may include, at ALLERGAN's reasonable discretion, but not be limited to, GLP toxicology studies, formulation and process development, animal testing and other pre-clinical pharmaceutical development necessary to prepare and file an IND and all additional animal testing and human clinical testing necessary to file a NDA.

         3.7 Supply of LEAD COMPOUNDS. ALLERGAN may request that ENTREMED supply ALLERGAN with sufficient quantities of LEAD COMPOUNDS for evaluation. ENTREMED shall supply, at its expense, such amount of each LEAD COMPOUND as is reasonable and sufficient for ALLERGAN to perform the evaluations of each LEAD COMPOUND described in this Section 3, to the extent ENTREMED is capable of providing such amount, or else arrange to manufacture or have manufactured such amount at its own expense. To the extent ALLERGAN requires additional amounts of LEAD COMPOUNDS for research and development, ENTREMED shall use commercially reasonable efforts to supply such LEAD COMPOUNDS and ALLERGAN shall reimburse ENTREMED * percent (*%) of ENTREMED's ACTUAL COST of manufacture thereof.

         3.8 No Impairment of Rights in LEAD COMPOUNDS. During the COLLABORATION TERM *, ENTREMED will not transfer or license rights to any THIRD PARTY with respect to any LEAD COMPOUND which would impair ALLERGAN's rights to continue to develop and commercialize such LEAD COMPOUND in the FIELD.

         3.9 Selection of ALLERGAN DESIGNATED COMMERCIAL COMPOUND. During the COLLABORATION TERM, ALLERGAN may designate any LEAD COMPOUND as an ALLERGAN DESIGNATED COMMERCIAL COMPOUND. In addition, any LEAD COMPOUND shall automatically be categorized as an ALLERGAN DESIGNATED COMMERCIAL COMPOUND upon the filing by ALLERGAN of an IND with respect to such LEAD COMPOUND. Any ALLERGAN DESIGNATED COMMERCIAL COMPOUND shall cease to be an ALLERGAN DESIGNATED COMMERCIAL COMPOUND if ALLERGAN has not filed an IND with respect to such ALLERGAN DESIGNATED COMMERCIAL COMPOUND within one (1) year following the termination of the COLLABORATION TERM, unless ALLERGAN has presented ENTREMED with a detailed plan with respect to the timeline for ALLERGAN's intended filing of such IND, in which case such compound shall continue to be an ALLERGAN DESIGNATED COMMERCIAL COMPOUND so long as ALLERGAN continues to use its reasonable efforts to pursue such plan in accordance with such timeline in good faith.

         3.10 Exclusivity. During the COLLABORATION TERM and following the COLLABORATION TERM, ENTREMED will not transfer or license rights to any THIRD PARTY with respect to any ALLERGAN DESIGNATED COMMERCIAL COMPOUND, which would impair ALLERGAN's rights to continue to develop and commercialize such ALLERGAN DESIGNATED COMMERCIAL COMPOUND in the FIELD. During the COLLABORATION TERM, ENTREMED shall not, directly or indirectly, collaborate with, provide information to, or otherwise assist, any THIRD PARTY to discover, research or develop antiangiogenesis compounds in the FIELD.

         3.11 Termination of COLLABORATION TERM. Following the COLLABORATION TERM, ENTREMED will have no obligation to provide the information or compounds pursuant to the terms of Sections 3.2, 3.4 and 3.7, provided, however that such obligations as they may relate to ALLERGAN DESIGNATED COMMERCIAL COMPOUNDS and as elsewhere described in this AGREEMENT shall survive the termination of the COLLABORATION TERM.

SECTION 4 - DUE DILIGENCE.

         4.1      Due Diligence Obligations.

                  (a) ALLERGAN shall use commercially reasonable efforts consistent with its reasonable business judgement to research, develop, manufacture in finished form, and register PRODUCTS and market and sell PRODUCTS in each country of the TERRITORY.

                  (b) ALLERGAN shall provide written summaries to ENTREMED within thirty (30) days after December 31st of each calendar year concerning the status of PRODUCTS in each country of the TERRITORY. ALLERGAN shall provide ENTREMED with any additional information reasonably requested by ENTREMED in this respect to the degree practicable, as determined by ALLERGAN.

         4.2 Reversion of License to ENTREMED. With respect to any country in the TERRITORY as to which ALLERGAN's license with respect to a PRODUCT under this AGREEMENT has been terminated, all KNOW-HOW and PATENT RIGHTS and all licenses and rights with respect to such PRODUCT shall revert to ENTREMED. Such reversion shall be with respect to the KNOW-HOW and PATENT RIGHTS only, and ENTREMED shall obtain no right or license in, to, or under any ALLERGAN TECHNOLOGY or any ALLERGAN PATENTS.

SECTION 5 - CONFIDENTIALITY AND ADVERSE EXPERIENCES.

         5.1 Confidentiality. During the term of this AGREEMENT, it is contemplated that each party may disclose to the other proprietary and confidential technology, inventions, technical information, material, reagents, biological materials and the like which are owned or controlled by the disclosing party or which the disclosing party is obligated to maintain in confidence and which is designated by the disclosing party as confidential ("Confidential Information"). Each party shall have the right to refuse to accept the other party's Confidential Information. During the term of this AGREEMENT and for a period of five (5) years thereafter, the receiving party agrees not to disclose and to maintain the Confidential Information in strict confidence, to cause all of its agents, representatives, and employees to maintain the disclosing party's Confidential Information in confidence, and not to disclose any such Confidential Information to a third party without the prior written consent of the disclosing party, and not to use such Confidential Information for any purpose other than as licensed under this AGREEMENT. Each party will use at least the same standard of care as it uses to protect Confidential Information of its own.

         5.2 Exceptions. The obligations of confidentiality will not apply to information which:

                  (a) was known to the receiving party, or generally known to the public prior to its disclosure hereunder through no fault of the receiving party or any agent, representative or employee thereof;

                  (b) subsequently becomes known to the public by some means other than a breach of this AGREEMENT, including publication and/or laying open to inspection of any patent applications or patents;

                  (c) is subsequently disclosed to the receiving party by a third party having a lawful right to make such disclosure and who is not under an obligation of confidentiality to the disclosing party;

                  (d) is required by law, rule, regulation or bona fide legal process to be disclosed, provided that the receiving party takes all reasonable steps to restrict and maintain confidentiality of such disclosure and provides reasonable notice to the disclosing party;

                  (e)      is approved for release by the disclosing party; or

                  (f)      is independently developed by the receiving party.

         5.3 Permitted Disclosures. The obligations of Section 5.1 notwithstanding, ALLERGAN or ENTREMED, as the case may be, may disclose the Confidential Information licensed hereunder, to THIRD PARTIES who (i) need to know the same in order to secure regulatory approval for the sale of PRODUCT,
(ii) who need to know the same in order to work towards the commercial development of PRODUCT, or (iii) who are approved by ENTREMED or ALLERGAN, as the case may be, provided that such parties are bound by obligations of confidentiality and non-use at least as stringent as set forth herein.

         5.4 Adverse Experience Reporting. Each party, including such party's respective AFFILIATES and SUBLICENSEES, that is marketing a PRODUCT, or another product with the same active ingredient as a PRODUCT, will comply with all applicable law and regulations regarding reporting of adverse experiences ("AEs"), and promptly inform the other party of such reports.

SECTION 6 - BULK MATERIAL.

         6.1 Bulk Material. ENTREMED will provide 2-METHOXYESTRADIOL or other ALLERGAN DESIGNATED COMMERCIAL COMPOUNDS, in bulk to ALLERGAN, if ENTREMED is capable and qualified of manufacturing. ENTREMED shall provide such bulk material to ALLERGAN, and ALLERGAN will reimburse ENTREMED, at * percent (*%) of ENTREMED's ACTUAL COST for such materials. In such event, the parties will negotiate in good faith an active ingredient supply agreement which shall contain terms and provisions customary for such agreements including: (i) forecasting and ordering, (ii) qualification of second sources, (iii) inspection rights and (iv) indemnification. ALLERGAN will manufacture final product in finished form.

SECTION 7 - RESEARCH AND DEVELOPMENT.

         7.1 Research and Development. At the request of ALLERGAN, ENTREMED will conduct, at the expense of ALLERGAN, certain mutually agreed upon research for ALLERGAN, subject to a mutually satisfactory agreement to be entered into by the parties hereto setting forth specific terms for such research.

         7.2 Pre-Clinical and Clinical Research. ALLERGAN shall be primarily responsible for the conduct of pre-clinical and clinical research and development for PRODUCTS.

         7.3 Reports. At least once every twelve (12) months from the date upon which ALLERGAN designates a LEAD COMPOUND, ALLERGAN shall provide to ENTREMED a written summary of the activities that relate to development efforts conducted by or on behalf of ALLERGAN or its AFFILIATES with respect to such LEAD COMPOUND(s), and if there are any material deviations in the plan outlined in such summary during the interim period between summaries, ALLERGAN will so inform ENTREMED within a reasonable period of time. In each such summary, ALLERGAN shall describe the progress made during the prior year towards development of such LEAD COMPOUND and the plans for the next year. ALLERGAN shall have the right to modify the development plan in the event that commercial, scientific or competitive conditions or regulatory requirements change during the course of the development and/or there are unanticipated results obtained in pre-clinical or clinical studies.

SECTION 8 - PATENTS.

         8.1 Patent Prosecution. ENTREMED shall file, prosecute and maintain patent applications and patents included in PATENT RIGHTS through patent counsel selected by ENTREMED, in (i) the United States, and (ii) such other countries named by ALLERGAN and set forth on Appendix D hereto (the "MANDATORY FILING COUNTRIES"). ALLERGAN may from time to time request that ENTREMED file, prosecute and maintain patent applications and patents included in PATENT RIGHTS through patent counsel selected by ENTREMED in additional countries (the "ADDITIONAL FILING COUNTRIES"), which request ENTREMED may deny in its reasonable discretion. In the event ENTREMED determines not to file, prosecute or maintain any patent included in the PATENT RIGHTS or covering any KNOW-HOW, in any country or countries, ENTREMED shall notify ALLERGAN of such determination the sooner to occur of ninety (90) days prior to any applicable deadline, or sixty (60) days following a request by ALLERGAN that ENTREMED file, prosecute or maintain any patent included in the PATENT RIGHTS or covering any KNOW-HOW in any country (such date of request with respect to the MANDATORY FILING COUNTRIES being deemed to have occurred as of the EFFECTIVE DATE). In such event, ALLERGAN may elect to file, prosecute or maintain any such patent in such jurisdiction (at ALLERGAN's own expense with respect to such filings in the ADDITIONAL FILING COUNTRIES, and in the case of any MANDATORY FILING COUNTRY, ALLERGAN may off-set all of such expenses against any payments or royalties due to ENTREMED hereunder), and ENTREMED shall provide reasonable assistance and cooperation, and all right, title and interest in such patent shall reside in ALLERGAN. Such cooperation includes, but is not limited to executing all papers and instruments, or requiring its employees or agents, to execute such papers and instruments, so as to effectuate the ownership of patent rights set forth herein and to enable ALLERGAN to apply for and to prosecute patent applications in any such country; and promptly informing ALLERGAN of any matters coming to ENTREMED's attention that may affect the preparation, filing, or prosecution of any such patent applications.

         8.2 Continuing Application: No later than thirty (30) days following the EFFECTIVE DATE, ENTREMED shall file, in the United States and any other country or region possible, a continuing patent application claiming priority to the United States Patent Application 08/102,767 (filed August 6,
1993) claiming the use of derivatives of 2-methoxyestradiol as anti-angiogenesis agents for conditions including ocular neovascularization, wherein the molecule is substituted at the 2 position of the estradiol ring with a) alkoxy groups and
b) alkyl esters. ENTREMED shall file a petition to make special pursuant to 37 CFR 1.102 (d) with the United States Patent and Trademark Office in reference to such continuing application, and shall take all reasonable action to accelerate the prosecution of such application(s). ENTREMED shall also submit an Information Disclosure Statement at the time of United States filing of such continuing application which shall inform the Patent Examiner of the existence of U.S. Patent No 6,011,023 (Clark et al.) and U.S. Patent No. 5,643,900 (Fotsis et al.) and all other references which are required to be disclosed pursuant to 37 CFR Section 1.56. ALLERGAN shall pay ENTREMED * Dollars ($*) upon issue of a U.S. patent containing claims substantially as described in this Section 8.2.

         8.3 Patent Enforcement. If any of the PATENT RIGHTS under which ALLERGAN is licensed hereunder is infringed by a THIRD PARTY, ENTREMED shall have the right and option but not the obligation, to bring an action for infringement, at its sole expense, against such THIRD PARTY in the name of ENTREMED and/or in the name of ALLERGAN, and to join ALLERGAN as a party plaintiff if required. Each party shall promptly notify the other of any such infringement and ENTREMED shall keep ALLERGAN informed as to the prosecution of any action for such infringement. If ENTREMED fails to bring an action or proceeding with respect PATENT RIGHTS under which ALLERGAN is licensed hereunder within: (a) sixty (60) business days following the notice of alleged infringement or (b) ten (10) days before the time limit, if any, set forth in the appropriate laws and regulations for the filing of such actions, whichever comes first, ALLERGAN shall have the right to bring and control any such action, by counsel of its own choice, and ALLERGAN may off-set all of such expenses against any payments or royalties due to ENTREMED hereunder, and ENTREMED shall have the right, at its own expense, to be represented in any such action, by counsel of its own choice. In the event a party brings an infringement action, the other party shall cooperate fully, including if required to bring such action, the furnishing of a power of attorney. No settlement, consent judgment or other voluntary final disposition of the suit which adversely affects PATENT RIGHTS shall be entered into without the consent of the parties hereto, such consent not to be unreasonably withheld. Except as otherwise agreed to by the parties as part of a cost sharing arrangement, any recovery realized as a result of such litigation, shall belong to ALLERGAN if ALLERGAN brought the action, or, to ENTREMED, if ENTREMED brought the action.

         8.4 Infringement of THIRD PARTY Rights. Each party shall promptly notify the other in writing of any allegation by a THIRD PARTY that the activity of either of the parties hereunder infringes or may infringe the intellectual property rights of such THIRD PARTY. ALLERGAN shall have the first right to control any defense of any such claim involving alleged infringement of THIRD PARTY rights by ALLERGAN's activities under this AGREEMENT by counsel of its own choice, and ALLERGAN may *, and ENTREMED shall have the right, at its own expense, to be represented in any such action by counsel of its own choice. If ALLERGAN fails to proceed in a timely fashion with regard to such defense, ENTREMED shall have the right to control any such defense of such claim at its own expense and by counsel of its own choice, and ALLERGAN shall have the right to be represented in any such action by counsel of its own choice at its own expense. Neither party shall have the right to settle any patent infringement litigation under this Section 8.4 in a manner that diminishes the rights or interests of the other party without the consent of such party, such consent not to be unreasonably withheld.

SECTION 9 - ROYALTIES AND OTHER COMPENSATION.

         9.1      Royalties.

                  (a) ALLERGAN shall pay to ENTREMED on the NET SALES of PRODUCTS sold by ALLERGAN, its AFFILIATES and SUBLICENSEES in the TERRITORY as follows: a royalty of * percent (*%) of such NET SALES on sales in NORTH AMERICA; a royalty of * percent (*%) of such NET SALES in EUROPE, Australia and Japan and a royalty of * percent (*%) of such NET SALES in ROW. In the event that there is no VALID CLAIM with respect to a PRODUCT in a particular country of sale in the TERRITORY, then the foregoing royalty rates with respect to such country shall be *.

                  (b) In the event that any of ALLERGAN or its AFFILIATES to whom this license has been extended hereunder is required to pay any royalties to any THIRD PARTY as a result of a granted patent with respect to a PRODUCT in any country in the TERRITORY, ALLERGAN shall be entitled to a credit against royalties due to ENTREMED for such PRODUCT under this AGREEMENT in each CALENDAR QUARTER in an amount equal to * percent (*%) of such royalties paid to such THIRD PARTIES for such PRODUCT in such country for such CALENDAR QUARTER, but in no event shall such credit exceed a percentage of NET SALES of such PRODUCT in such country for such CALENDAR QUARTER, as follows: * percent (*%) of such NET SALES on sales in NORTH AMERICA; * percent (*%) of such NET SALES in EUROPE, Australia and Japan and * percent (*%) of such NET SALES in ROW.

                  (c) Such royalties shall be paid as set forth in Sections 9.1(a) and 9.1(b) above by ALLERGAN, on a country by country, PRODUCT by PRODUCT, basis for a period of ten (10) years in each country of the TERRITORY from the date of FIRST COMMERCIAL SALE of such PRODUCT in each such country and if thereafter such PRODUCT is covered by a VALID CLAIM of a PATENT RIGHT, such royalties shall be payable until the last to expire PATENT RIGHT in such country; provided that if thereafter such PRODUCT is covered by the claims of an ALLERGAN PATENT the royalties set forth herein shall continue to be payable until the last to expire applicable ALLERGAN PATENT, but the royalty rate during this period shall be reduced to * percent (*%) of the royalty rate set forth herein. Upon termination of any such period ALLERGAN shall have a perpetual, irrevocable, fully-paid license to use the KNOW-HOW with respect to PRODUCTS sold in such country. Upon the expiration of the last to expire PATENT RIGHT in the TERRITORY which is a VALID CLAIM, ALLERGAN shall have a perpetual, irrevocable, fully-paid license to use the KNOW-HOW in every country in the TERRITORY.

         9.2      Upfront and Success Payments.

                  (a) ALLERGAN shall pay to ENTREMED a nonrefundable and noncreditable upfront technology access fee of * dollars ($*), payable within * of the EFFECTIVE DATE.

                  (b) ALLERGAN shall pay to ENTREMED, as partial reimbursement for prior research and development costs incurred by ENTREMED, a nonrefundable and noncreditable fee of * dollars ($*) payable as follows:

                                        *


         The foregoing reimbursement for prior research and development costs shall be paid one time only, regardless of how many ALLERGAN DESIGNATED COMMERCIAL COMPOUNDS enter the development process.

                  (c)      ALLERGAN shall pay to ENTREMED, as a success payment,
* dollars ($*) in the event of an * of PRODUCTS containing an ALLERGAN DESIGNATED COMMERCIAL COMPOUND by *. The foregoing payment shall be paid one time only, regardless of how many ALLERGAN DESIGNATED COMMERCIAL COMPOUNDS *.

                  (d) As set forth in Section 8.2, ALLERGAN shall pay ENTREMED * Dollars ($*) upon *, subject to the conditions set forth therein.

         9.3      Milestone Payments.

                  (a) For each ALLERGAN DESIGNATED COMMERCIAL COMPOUND qualifying for payment under subsections (b) and (c) below, ALLERGAN shall pay the following amounts upon the occurrence of the following milestone events.

                                        *

                  (b) The milestone payments under items numbered 1 through 3 in subsection (a) above shall be payable with respect to each ALLERGAN DESIGNATED COMMERCIAL COMPOUND with respect to which such milestone is achieved. The milestone payments numbered 4 through 6 in subsection (a) above shall be paid with respect to the first ALLERGAN DESIGNATED COMMERCIAL COMPOUND which achieves such milestones, and any subsequent payments for any additional ALLERGAN DESIGNATED COMMERCIAL COMPOUND achieving any such milestone shall be *. Notwithstanding any of the foregoing, in the event that any ALLERGAN DESIGNATED COMMERCIAL COMPOUND is a replacement for an ALLERGAN DESIGNATED COMMERCIAL COMPOUND which has been abandoned by ALLERGAN during the pre-clinical or clinical study process, no payments shall be due in the event that such replacement compound meets a milestone for which a payment has already been made with respect to the replaced ALLERGAN DESIGNATED COMMERCIAL COMPOUND.

                  (c) Milestone payments for the first ALLERGAN DESIGNATED COMMERCIAL COMPOUND to achieve each of the milestones numbered 1 through 6 in subsection (a) above shall be as set forth above, provided however that with respect to any subsequent ALLERGAN DESIGNATED COMMERCIAL COMPOUNDS achieving such milestones and qualifying for payment pursuant to the terms of Section 9.3(b) above, the payments set forth in numbers 1 through 6 in subsection (a), as adjusted pursuant to Section 9.3(b) above, will be * by * percent (*%) per annum during the period beginning with the first milestone payment under milestone 1 of subsection (a) above and ending upon the termination of the COLLABORATION TERM (such adjustment percentage shall remain fixed with respect additional milestones for the same ALLERGAN DESIGNATED COMMERCIAL COMPOUND). For example, if the first ALLERGAN DESIGNATED COMMERCIAL COMPOUND meets milestone 1 in * of *, and a second ALLERGAN DESIGNATED COMMERCIAL COMPOUND that is not a REPLACEMENT COMPOUND meets milestone 1 in * of *, the adjustment percentage is *%, and therefore the milestone payment for the second ALLERGAN DESIGNATED COMMERCIAL COMPOUND would be $*. If the same ALLERGAN DESIGNATED COMMERCIAL COMPOUND meets milestone 2 in * of *, the adjustment percentage would continue to be fixed at *%, and therefore the milestone payment would be $* (whereas a third ALLERGAN DESIGNATED COMMERCIAL COMPOUND that is not a REPLACEMENT COMPOUND achieving milestone 1 in * of *would have its adjustment percentage fixed at *%, assuming that the first ALLERGAN DESIGNATED COMMERCIAL COMPOUND met milestone 1 as indicated above).

                  (d) * percent (*%) of the milestone payments paid by ALLERGAN to ENTREMED hereunder shall be creditable against the royalties due to ENTREMED under this AGREEMENT in each CALENDAR YEAR until such credit has been fully exhausted; provided that no royalty payment due hereunder for any CALENDAR QUARTER shall be reduced by more than * percent (*%). Milestone payments paid by ALLERGAN to ENTREMED hereunder shall NOT be creditable against the royalties due to ENTREMED under this AGREEMENT if such milestone payments have already been subjected to a *% reduction pursuant to subsection (b) above.

         9.4 Stock Purchase Agreement. The parties hereto have contemporaneously with this AGREEMENT executed a Restricted Stock Purchase Agreement in the form of Appendix C attached hereto, under which ALLERGAN will purchase Five Million Dollars ($5,000,000) of ENTREMED Common Stock, and receive a warrant to purchase additional ENTREMED Common Stock, upon the terms set forth therein.

         9.5 Books and Records: Audit. ALLERGAN shall keep, and shall cause each of its AFFILIATES and SUBLICENSEES to keep, full and accurate books of account containing all particulars relevant to its sales of PRODUCTS that may be necessary for the purpose of calculating all royalties payable to ENTREMED. Such books of account shall be kept at their principal place of business and, with all necessary supporting data shall, for the three (3) years next following the end of the CALENDAR YEAR to which each shall pertain, be open for inspection by an independent certified public accountant reasonably acceptable to ALLERGAN, upon reasonable notice during normal business hours at ENTREMED's expense for the sole purpose of verifying royalty statements or compliance with this AGREEMENT. In the event the inspection determines that royalties due ENTREMED for any period have been underpaid by five percent (5%) or more, then ALLERGAN shall pay for *. In either case, ALLERGAN shall pay to ENTREMED any underpaid royalties promptly and with interest at the prime rate available to ENTREMED. All information and data reviewed in the inspection shall be used only for the purpose of verifying royalties and all such information disclosed to ENTREMED shall be treated as ALLERGAN Confidential Information subject to the obligations of this AGREEMENT. No audit by an agent of ENTREMED shall occur more frequently than once during any twelve (12) month period.

         9.6 Payment of Royalties. In each CALENDAR YEAR, the amount of royalty due shall be calculated quarterly as of the end of each CALENDAR QUARTER and shall be paid quarterly within the forty-five (45) days next following such date. Every such payment shall be supported by the accounting prescribed in
Section 9.7 and shall be made in United States currency. Whenever for the purpose of calculating royalties, conversion from any foreign currency shall be required, such conversion shall be at the rate of exchange published in The Wall Street Journal on a daily basis.

         9.7 Accounting. With each quarterly payment, ALLERGAN shall deliver to ENTREMED a full and accurate accounting to include at least the following information:

                  (a) Quantity of PRODUCT subject to royalty sold (by country) by ALLERGAN, its AFFILIATES and SUBLICENSEES;

                  (b) Gross amount invoiced for each PRODUCT subject to royalty (by country);

                  (c) Adjustments to royalties pursuant to Sections 9.1(b) and 9.3(d);

                  (d)      NET SALES and total royalties payable to ENTREMED.

         9.8 Taxes. Any withholding of taxes levied by tax authorities outside the United States on the payments hereunder shall be borne by the party receiving such payment and deducted by the party making such payment from the sums otherwise payable by it hereunder for payment to the proper tax authorities. The parties agrees to cooperate with each other, in the event a party claims exemption from such withholding or seeks deductions under any double taxation or other similar treaty or agreement from time to time in force, such cooperation to consist of providing receipts of payment of such withheld tax or other documents reasonably available.

         9.9 Restrictions. If at any time conditions or legal restrictions exist in any country where PRODUCTS are sold by ALLERGAN or its AFFILIATES or SUBLICENSEES that prevent the prompt remittance of all or a portion of the royalties due ENTREMED, then ALLERGAN, its AFFILIATES or SUBLICENSEES shall have the right to make such payments by depositing the amount thereof in local currency to ENTREMED's account in a bank or other depository selected by

ENTREMED in that country. When in any country the law or regulations prohibit both the transmittal and deposit of royalties on sales in such a country, royalty payments shall be suspended for as long as such prohibition is in effect, and as soon as such prohibition ceases to be in effect, all royalties that would have been obligated to be transmitted or deposited, but for the prohibition, shall forthwith be deposited or transmitted promptly to the extent allowable, as the case may be. If any royalty rate specified in this AGREEMENT should exceed the permissible rate established in any country, the royalty rate for sales in such country shall be adjusted to the highest legally permissible or government-approved rate.

SECTION 10 - REPRESENTATIONS AND WARRANTIES.

         10.1 Representations and Warranties of Both Parties. Each party represents and warrants to the other party that (i) it is free to enter into this AGREEMENT; (ii) in so doing, it will not violate any other agreement to which it is a party; and (iii) it has taken all corporate action necessary to authorize the execution and delivery of this AGREEMENT and the performance of its obligations under this AGREEMENT.

         10.2 Representations and Warranties of ENTREMED. ENTREMED hereby represents and warrants to ALLERGAN that:

                  (a) CMCC has, by agreement with ENTREMED, granted to ENTREMED exclusive rights to all of the PATENT RIGHTS listed on Exhibit A to the CMCC AGREEMENT attached hereto as Appendix A (including all originals, provisionals, divisionals, continuations or continuations-in-part thereof);

                  (b) The redacted copy of the CMCC AGREEMENT attached hereto as Appendix A, is a true, correct and complete copy of such CMCC AGREEMENT except for the redaction of the financial terms thereof; the CMCC AGREEMENT is in full force and effect, and ENTREMED is not in breach thereof, and accordingly ENTREMED has the right to grant sublicenses therefor;

                  (c) ENTREMED has met all milestones required to be met by ENTREMED under the CMCC AGREEMENT, and ENTREMED anticipates in good faith that it shall meet all future milestones in accordance with the terms of the CMCC AGREEMENT;

                  (d) It is the sole and exclusive owner of the PATENT RIGHTS, or is the exclusive licensee of all right, title and interest of CMCC in and to the PATENT RIGHTS, and that it has the right to license and sublicense the same to ALLERGAN in the FIELD under this AGREEMENT without conflict with the rights of, or any agreement, instrument or understanding, oral or written with, any THIRD PARTY; and to the best of the knowledge of ENTREMED, it is the sole and exclusive owner of the KNOW-HOW, or that it is the exclusive licensee of all right, title and interest of CMCC in and to the KNOW-HOW, and that it has the right to license and sublicense the same to ALLERGAN in the FIELD under this AGREEMENT without conflict with the rights of, or any agreement, instrument or understanding, oral or written with, any THIRD PARTY;

                  (e) The PATENT RIGHTS granted to ENTREMED under license are, to the best knowledge of ENTREMED, free of any claims, encumbrances, liens, licenses, judgments and/or security interests that would affect their use in the FIELD, and to the best knowledge of ENTREMED, none of such PATENT RIGHTS are the current subject of any litigation, interference or opposition proceeding; all other PATENT RIGHTS are free of any claims, encumbrances, liens, licenses, judgments and/or security interests that would affect their use in the FIELD, and none of such PATENT RIGHTS are the current subject of any litigation, interference or opposition proceeding; and to the best of the knowledge of ENTREMED, the KNOW-HOW is free of any claims, encumbrances, liens, licenses, judgments and/or security interests that would affect their use in the FIELD;

                  (f) The practice by ALLERGAN of the rights granted under PATENT RIGHTS hereunder with respect to 2-METHOXYESTRADIOL, and to the best of the knowledge of ENTREMED, under the KNOW-HOW or with respect to any of the LEAD COMPOUNDS, will not infringe or violate the proprietary rights of any THIRD PARTY; it does not have any outstanding and unresolved claim or accusation that any compounds or products manufactured, used or sold by ENTREMED or any methods or process practiced by ENTREMED which are included in the rights granted to ALLERGAN in this AGREEMENT infringes or may infringe any THIRD PARTY patent(s) or other intellectual property rights, and it has disclosed to ALLERGAN any THIRD PARTY patent(s) of which it is aware that might be infringed by the manufacture, use or sale of PRODUCTS or the practice of any methods or processes covered by the PATENT RIGHTS or, to the best of the knowledge of ENTREMED, included in the KNOW-HOW, by ALLERGAN, its AFFILIATES or SUBLICENSEES;

                  (g) It does not own or license any patents or patent applications not included in the PATENT RIGHTS which would be infringed by the manufacture, use or sale of any PRODUCTS or the practice of any methods or processes covered by the PATENT RIGHTS or, to the best of the knowledge of ENTREMED, included in the KNOW-HOW, by ALLERGAN, its AFFILIATES or SUBLICENSEES;

                  (h) To the best of the knowledge of the officers of ENTREMED, all of the patents and patent applications included in the PATENT RIGHTS are valid and in full force and effect, and are not the current subject of any interference or opposition proceeding, and it is unaware of any publications or activities, including, without limitation, patents, articles, and public uses or sales, by it or others, which would or might invalidate any claim(s) of any patent or patent application included in the PATENT RIGHTS;

                  (i) It has not conducted, nor has it commissioned the conducting of, any written infringement or validity studies regarding any patent or patent application included in the PATENT RIGHTS that it has not disclosed in writing to ALLERGAN prior to the EFFECTIVE DATE;

                  (j) It has not granted any THIRD PARTY any license for PATENT RIGHTS or KNOW-HOW for use in the FIELD;

                  (k) It has full power and authority to execute and deliver this AGREEMENT and to consummate the transactions contemplated herein, and this AGREEMENT and the provisions hereof constitute valid and legally binding obligations upon ENTREMED, and do not require the consent, approval or authorization of any person, public or governmental authority or other entity except as specified herein;

                  (l) It knows of no adverse effects or other properties that may raise objections from the FDA or other health registration authorities or may affect the use, effectiveness or merchantability of 2-METHOXYESTRADIOL;

                  (m) As of the EFFECTIVE DATE there is no pending, or to its knowledge threatened, litigation that would or might adversely affect its right and ability to perform its obligations under this AGREEMENT.

         10.3 LIMITATION ON WARRANTIES. EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THIS AGREEMENT, ENTREMED MAKES NO REPRESENTATIONS AND EXTENDS NO WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

SECTION 11 - INDEMNIFICATION AND INSURANCE.

         11.1 Indemnification by ALLERGAN. ALLERGAN will defend, indemnify and hold harmless ENTREMED, its AFFILIATES and licensors, and their employees, agents, officers, shareholders and directors and each of them (the "ENTREMED Indemnified Parties"), from and against any and all THIRD PARTY claims, causes of action and costs (including reasonable attorney's fees), of any nature made, or lawsuits or other proceedings filed or otherwise instituted against the ENTREMED Indemnified Parties, resulting from or arising out of this AGREEMENT, or out of the research, development, testing, manufacture, sale or use of any PRODUCT by ALLERGAN, its AFFILIATES or its SUBLICENSEES (other than those claims which result from the gross negligence or willful misconduct of an ENTREMED Indemnified Party or claims involving the income tax liability of any ENTREMED Indemnified Party).

         11.2 Indemnification by ENTREMED. ENTREMED will defend, indemnify and hold harmless ALLERGAN, its AFFILIATES and SUBLICENSEES, and their employees, agents, officers, shareholders and directors and each of them (the "ALLERGAN Indemnified Parties"), from and against any and all THIRD PARTY claims, causes of action, liabilities and costs (including reasonable attorney's fees), of any nature made, or lawsuits or other proceedings filed or otherwise instituted against the ALLERGAN Indemnified Parties, resulting from or arising out of:

                  (a) any research by ENTREMED or its AFFILIATES (other than those claims which result from the gross negligence or willful misconduct of an ALLERGAN Indemnified Party); or

                  (b) any breach of or inaccuracy with respect to ENTREMED's representations and warranties herein, or the non-performance of any covenant or obligation of ENTREMED hereunder.

         11.3 Conditions to Indemnification. A person or entity that intends to claim indemnification under this Section 11 (the "Indemnitee") shall promptly notify the other party (the "Indemnitor") of any loss, claim, damage, liability or action in respect of which the Indemnitee intends to claim such indemnification, and the Indemnitor shall assume the defense thereof, with counsel mutually satisfactory to the Indemnitee, whether or not such claim is rightfully brought; provided, however, that an Indemnitee shall have the right to retain its own counsel, with the fees and expenses to be paid by the Indemnitor if Indemnitor does not assume the defense, or if representation of such Indemnitee by the counsel retained by the Indemnitor would be inappropriate due to actual or potential differing interests between such Indemnitee and any other person represented by such counsel in such proceedings. The indemnity agreement in this Section 11 shall not apply to amounts paid in settlement of any loss, claim, damage, liability or action if such settlement is effected without the consent of the Indemnitor, which consent shall not be withheld or delayed unreasonably. The failure to deliver notice to the Indemnitor within a reasonable time after the commencement of any such action, only if prejudicial to its ability to defend such action, shall relieve such Indemnitor of any liability to the Indemnitee under this Section 11, but the omission so to deliver notice to the Indemnitor will not relieve it of any liability that it may have to any Indemnitee otherwise than under this Section 11. The Indemnitee under this Section 11, its employees and agents, shall cooperate fully with the Indemnitor and its legal representatives in the investigations of any action, claim or liability covered by this indemnification.

         11.4 Insurance. To the extent that ENTREMED is insured for any matter which is covered by the indemnities of Section 11.1, ALLERGAN shall be named as additional insureds under any and all insurance policies and ENTREMED will provide evidence of such insurance upon the request of ALLERGAN.

SECTION 12 - ASSIGNMENT; SUCCESSORS.

         12.1 Assignment. This AGREEMENT shall not be assignable by either party hereto without the prior written consent of the other, which consent shall not be unreasonably withheld, except that either party hereto may, without the consent of the other, assign this AGREEMENT to a successor in interest or transferee of all or substantially all of the portion of the business to which this AGREEMENT relates, and ALLERGAN may, without the consent of ENTREMED, assign this AGREEMENT to any of its AFFILIATES.

SECTION 13 - CO-PROMOTION.

         13.1 Co-Promotion. The parties agree to those co-promotion provisions set forth on Appendix E hereto.

SECTION 14 - FORCE MAJEURE.

         14.1 Force Majeure. Neither party shall be liable to the other party for damages or loss (other than with respect to payments due ENTREMED hereunder) occasioned by failure of performance by the defaulting party if the failure is occasioned by war, fire, explosion, flood, strike or lockout, embargo, or similar cause beyond the control of the defaulting party, provided that the party claiming this exception has exerted all reasonable efforts to avoid or remedy such event, and provided such event does not extend for more than six (6) months.

SECTION 15 - TERM AND TERMINATION.

         15.1     Term.

                  (a) Except as otherwise specifically provided herein and unless sooner terminated pursuant to Section 15.2 or 15.3 of this AGREEMENT, this AGREEMENT and the licenses and rights granted hereunder shall remain in full force and effect until ALLERGAN's obligations to pay royalties hereunder terminate.

                  (b) Upon termination of ALLERGAN's obligations to pay royalties hereunder with respect to a specific country as to which ALLERGAN's license is then in effect, the license granted to ALLERGAN with respect to such country shall be deemed to be fully paid and

ALLERGAN shall thereafter have a royalty free right to use the KNOW-HOW and PATENT RIGHTS, to make, have made, use, and sell PRODUCTS in such country.

         15.2 Breach. In the event of a breach of any material provision of this AGREEMENT by either party hereto which is not cured within sixty (60) days after written notice to the breaching party by the other party, in addition to any other remedy it may have, the other party at its sole option may terminate this AGREEMENT, provided that such other party is not then in breach of this AGREEMENT.

         15.3 Insolvency or Bankruptcy. Either party to this AGREEMENT may, upon giving notice of termination, immediately terminate this AGREEMENT upon receipt of notice that the other party has become insolvent or has suspended business in all material respects hereof, or has consented to an involuntary petition purporting to be pursuant to any reorganization or insolvency law of any jurisdiction, or has made an assignment for the benefit of creditors or has applied for or consented to the appointment of a receiver or trustee for a substantial part of its property. All rights and licenses granted under this AGREEMENT will be considered for purposes of Section 365(n) of the Bankruptcy Code, licenses of rights to "intellectual property" as defined under Section 101(56) of the Bankruptcy Code so long as it complies with its obligations thereunder. The parties agree that a licensee of such rights under this AGREEMENT will retain and may fully exercise all of its rights and elections under the Bankruptcy Code. In the event that a licensor seeks or is involuntarily placed under the protection of the Bankruptcy Code, and the trustee in bankruptcy rejects this AGREEMENT, the licensee hereby elects, pursuant to Section 365(n), to retain all rights granted to it under this AGREEMENT to the extent permitted by the law.

         15.4 Right to Sell Stock on Hand. Upon any termination of this AGREEMENT, ALLERGAN shall be entitled to, but shall not be obligated to, finish any work in progress for which ALLERGAN has received firm purchase orders and to sell any completed inventory of a PRODUCT covered by this AGREEMENT which remains on hand as of the date of the termination, so long as ALLERGAN pays to ENTREMED the royalties applicable to said subsequent sales in accordance with the same terms and conditions as set forth in this AGREEMENT.

         15.5 Surviving Rights. The rights and obligations of the parties in Sections 8, 9.5, 10, 11, 15.1, 15.4, 15.5, 15.6, 15.7, 15.8, 16.3, and 16.7, and
those provisions which by their terms survive, shall survive any termination of this AGREEMENT.

         15.6 Restrictions upon Termination. Upon termination of this AGREEMENT or of the rights and licenses granted to ALLERGAN in any country, ALLERGAN agrees not to use the KNOW-HOW or PATENT RIGHTS or information or technology derived therefrom for the manufacture, use or sale of PRODUCTS in any country other than those countries in which ALLERGAN retains a license under this AGREEMENT.

         15.7 Limitation on ALLERGAN's Rights. ALLERGAN agrees to use KNOW-HOW and PATENT RIGHTS only for the manufacture, use or sale of PRODUCTS and only and to the extent licensed under this AGREEMENT.

         15.8 ALLERGAN's Right to Terminate; Effect of Termination. ALLERGAN may terminate this AGREEMENT in its entirety at any time after the EFFECTIVE DATE for any reason, upon thirty (30) days prior notice to ENTREMED, in which case all of the rights and obligations of the parties shall terminate, except those specifically designated to survive termination. Additionally,

ALLERGAN may terminate this AGREEMENT on a country by country basis at any time after the EFFECTIVE DATE, if in ALLERGAN's sole reasonable determination, due to competitive, regulatory, reimbursement, practice of medicine or similar issues, ALLERGAN's performance under this AGREEMENT in such country or countries would not be in ALLERGAN's best business interests, then ALLERGAN so shall notify ENTREMED (through the RESEARCH LIAISON COMMITTEE if during the COLLABORATION TERM, or in accordance with Section 16.7 following the COLLABORATION TERM), and thirty (30) days following such notice, all of the rights and obligations of the parties with respect to such country or countries shall terminate, except those specifically designated to survive termination. In the event of said termination or in the event ENTREMED terminates this AGREEMENT pursuant to Sections 15.2 and 15.3; all licenses and rights granted to ALLERGAN shall terminate forthwith, ALLERGAN shall return to ENTREMED all relevant data provided by ENTREMED to ALLERGAN hereunder relating to the PRODUCTS in the possession or control of ALLERGAN.

SECTION 16 - GENERAL PROVISIONS.

         16.1 Relationship of Parties. The relationship between ENTREMED and ALLERGAN is that of independent contractors. ENTREMED and ALLERGAN are not joint venturers, partners, principal and agent, master and servant, employer or employee, and have no relationship other than as independent contracting parties.

         16.2 Entire Agreement: Amendments. This AGREEMENT and the Restricted Stock Purchase Agreement, of even date herewith, set forth the entire agreement and understanding between the parties as to the subject matter thereof and supersede all prior agreements in this respect. There shall be no amendments or modifications to these agreements, except by a written document which is signed by both parties.

         16.3     Contract Disputes; Arbitration; Governing Law and
Jurisdiction.

                  (a) In the event of any controversy or claim arising from or relating to any provision of this AGREEMENT, or any term or condition hereof, or the performance by a party of its obligations hereunder, or its construction or its actual or alleged breach, the parties will try to settle their differences amicably between themselves in negotiations between ENTREMED's Chief Executive Officer and a designated member of ALLERGAN's executive committee.

                  (b) Either party may provide written notice of a dispute to the other party, and the designated officers of each party will thereafter promptly meet to attempt to resolve that dispute. If the dispute has not been resolved to the mutual satisfaction of the parties within sixty (60) days after delivery of the written notice, either party may proceed as provided in Section 16.3(c).

                  (c) Any controversy or claim (whether such claim sounds in contract, tort, or otherwise) arising out of or relating to this AGREEMENT, or the breach thereof, which is not resolved as provided in subsection (a) and
(b) above, will be settled by final and binding arbitration before a single arbitrator at JAMS/Endispute, located in Orange County, California, and such arbitration will be conducted pursuant to then current rules for arbitration of commercial disputes at JAMS/Endispute. Judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. In no event will the arbitrator have any right or power to award punitive or exemplary damages.

                  (d) This AGREEMENT shall be construed and enforced in accordance with the laws of the State of Delaware, without reference to its choice of law principles.

         16.4 Headings; Language. The headings in this AGREEMENT have been inserted for the convenience of reference only and are not intended to limit or expand on the meaning of the language contained in the particular or section or paragraph. The use herein of the plural shall include the singular, and the use of the masculine shall include the feminine.

         16.5 Waiver. Any delay in enforcing a party's rights under this AGREEMENT, or any waiver as to a particular default or other matter, shall not constitute a waiver of a party's right to the future enforcement of its rights under this AGREEMENT, excepting only as to an expressed written and signed waiver as to a particular matter for a particular period of time.

         16.6 Compliance with Law. In conducting any activities under this AGREEMENT or in connection with the manufacture use or sale of PRODUCT, both parties hereto shall comply with all applicable laws and regulations including, but not limited to, all Export Administration Regulations of the United States Department of Commerce.

         16.7 Notices. Any notices given pursuant to this AGREEMENT shall be in writing and shall be deemed delivered upon the earlier of (i) when received at the address set forth below, or (ii) three (3) business days after mailed by certified or registered mail, postage prepaid and properly addressed, with return receipt requested, or (iii) when sent, if sent, by facsimile, as confirmed by certified or registered mail. Notices shall be delivered to the respective parties as indicated:

         If to ENTREMED:
         EntreMed, Inc.
         9640 Medical Center Drive
         Rockville, MD 20850
         Attn: General Counsel
         Telephone:  301-217-9858
         Facsimile:  301-217-9594

         If to ALLERGAN:
         Attn: General Counsel
         ALLERGAN, Inc.
         2525 Dupont Drive
         Irvine, California 92612-1599
         Telephone:  714-246 4535
         Facsimile:  714-246-4249

         16.8 Further Actions. Each party agrees to execute, acknowledge and deliver such further instruments, and to do all such other acts, as may be necessary or appropriate in order to carry out the purposes and intent of this AGREEMENT.

         16.9 Use of Name. Except as otherwise provided herein, neither party shall have any right, express or implied, to use in any manner the name or other designation of the other party or any other trade name or trademark of the other party for any purpose in connection with the performance of this AGREEMENT.

         16.10 Public Announcements. Except as required by law, neither party shall make any public announcement concerning this AGREEMENT or the subject matter hereof without the prior written consent of the other, which shall not be unreasonably withheld. In the event of a required public announcement, the party making such announcement shall provide the other party with a copy of the proposed text prior to such announcement. The parties agree that if either is required to file this AGREEMENT with any governmental agency, such party will redact the financial terms of this AGREEMENT to the extent possible in order to keep the terms of this AGREEMENT confidential.

         16.11 Counterparts. This AGREEMENT may be executed in any number of separate counterparts, each of which shall be deemed to be an original, but which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties have executed this AGREEMENT as of the date set forth above.

                                           ENTREMED, INC.


                                           By:
                                                --------------------------------
                                                    John W. Holaday, Ph.D.
                                                    Chief Executive Officer



                                           ALLERGAN SALES, INC.


                                           By:
                                               ---------------------------------

                                           Name:
                                                 -------------------------------

                                           Title:
                                                  ------------------------------



                                           ALLERGAN PHARMACEUTICALS HOLDINGS
                                           (IRELAND) LIMITED


                                           By:
                                               ---------------------------------

                                           Name:
                                                 -------------------------------

                                           Title:
                                                  ------------------------------

                                   APPENDIX A

                                 CMCC AGREEMENT



         [Previously filed with the Securities and Exchange Commission with the Company's Registration Statement on Form S-1 (333-3536) declared effective on June 11, 1996.]

                                   APPENDIX B

                                  PATENT RIGHTS

See attached.

         ENTREMED, INC.- PENDING PATENT APPLICATIONS AND ISSUED PATENTS

DECEMBER 11, 2001

-----------------------------------------------------------------------------------------------------------------------------------
            FILE           COUNTRY            TITLE                STATUS     FILING          SERIAL       ISSUE          PATENT
             NO.                                                               DATE             NO.         DATE           NO.
-----------------------------------------------------------------------------------------------------------------------------------
1   05213-0190             US        Estrogenic Compounds as      Issued      8/6/1993      08/102,767      4/2/96       5,504,074
                                       Anti-Mitotic Agents
    2-methoxyestradiol
-----------------------------------------------------------------------------------------------------------------------------------
2  [*]
-----------------------------------------------------------------------------------------------------------------------------------
3  [*]
-----------------------------------------------------------------------------------------------------------------------------------
4  [*]
-----------------------------------------------------------------------------------------------------------------------------------
5  [*]
-----------------------------------------------------------------------------------------------------------------------------------
6  [*]
-----------------------------------------------------------------------------------------------------------------------------------
7   05213-0191             US        Estrogenic Compounds as      Issued     12/12/1995     08/571,265      8/26/97      5,661,143
                                       Anti-Mitotic Agents
    2-methoxyestradiol
-----------------------------------------------------------------------------------------------------------------------------------

         ENTREMED, INC.- PENDING PATENT APPLICATIONS AND ISSUED PATENTS

DECEMBER 11, 2001

-----------------------------------------------------------------------------------------------------------------------------------
            FILE           COUNTRY            TITLE              STATUS     FILING        SERIAL         ISSUE        PATENT
             NO.                                                             DATE           NO.           DATE          NO.
-----------------------------------------------------------------------------------------------------------------------------------
8   05213-0192             US     Estrogenic Compounds as         Issued     4/25/1997     08,838,699      4/5/99       5,892,069
                                    Anti-Mitotic Agents
    2-methoxyestradiol
-----------------------------------------------------------------------------------------------------------------------------------
9  [*]
-----------------------------------------------------------------------------------------------------------------------------------
10  05213-0411             US     Use of Estrogenic Compound as   Issued     8/10/1999     09/371,585      5/29/01      6,239,123
                                    Anti-Fungal Agents
    2-methoxyestradiol
-----------------------------------------------------------------------------------------------------------------------------------
11 [*]
-----------------------------------------------------------------------------------------------------------------------------------
12 [*]
-----------------------------------------------------------------------------------------------------------------------------------
13 [*]
-----------------------------------------------------------------------------------------------------------------------------------
14 [*]
-----------------------------------------------------------------------------------------------------------------------------------

         ENTREMED, INC.- PENDING PATENT APPLICATIONS AND ISSUED PATENTS

DECEMBER 11, 2001

-----------------------------------------------------------------------------------------------------------------------------------
            FILE           COUNTRY            TITLE                 STATUS     FILING          SERIAL       ISSUE          PATENT
             NO.                                                                DATE             NO.         DATE            NO.
-----------------------------------------------------------------------------------------------------------------------------------
15 [*]
-----------------------------------------------------------------------------------------------------------------------------------
16 [*]
-----------------------------------------------------------------------------------------------------------------------------------
17 [*]
-----------------------------------------------------------------------------------------------------------------------------------
18 [*]
-----------------------------------------------------------------------------------------------------------------------------------
19 [*]
-----------------------------------------------------------------------------------------------------------------------------------
20 [*]
-----------------------------------------------------------------------------------------------------------------------------------
21 [*]
-----------------------------------------------------------------------------------------------------------------------------------

         ENTREMED, INC.- PENDING PATENT APPLICATIONS AND ISSUED PATENTS

DECEMBER 11, 2001

-----------------------------------------------------------------------------------------------------------------------------------
            FILE           COUNTRY            TITLE                   STATUS     FILING        SERIAL       ISSUE        PATENT
             NO.                                                                  DATE           NO.         DATE          NO.
-----------------------------------------------------------------------------------------------------------------------------------
22 [*]
-----------------------------------------------------------------------------------------------------------------------------------
23 [*]
-----------------------------------------------------------------------------------------------------------------------------------
24 [*]
-----------------------------------------------------------------------------------------------------------------------------------
25  05213-0860             US           Method for Treatment of       Issued     3/17/1995      08/405,776    7/1/97    5,643,900
                                        Pathological Conditions
    2-methoxyestradiol                Associated with Angiogenesis
                                       and Preparation Therefor
-----------------------------------------------------------------------------------------------------------------------------------
26 [*]
-----------------------------------------------------------------------------------------------------------------------------------
27  05213-0120             US        Angiostatin and Method of Use    Issued     4/26/1994      08/243,629    6/17/97   5,639,725

    Angiostatin
-----------------------------------------------------------------------------------------------------------------------------------
28  05213-0121             US        Angiostatin and Method of Use    Issued    10/20/1994      08/326,785    8/11/98   5,792,845

    Angiostatin
-----------------------------------------------------------------------------------------------------------------------------------

         ENTREMED, INC.- PENDING PATENT APPLICATIONS AND ISSUED PATENTS

DECEMBER 11, 2001

-----------------------------------------------------------------------------------------------------------------------------------
            FILE           COUNTRY                TITLE                  STATUS     FILING       SERIAL      ISSUE        PATENT
             NO.                                                                     DATE         NO.        DATE          NO.
-----------------------------------------------------------------------------------------------------------------------------------
29 [*]
-----------------------------------------------------------------------------------------------------------------------------------
30 [*]
-----------------------------------------------------------------------------------------------------------------------------------
31 [*]
-----------------------------------------------------------------------------------------------------------------------------------
32 [*]
-----------------------------------------------------------------------------------------------------------------------------------
33  05213-0121ZA         South Africa   Angiostatin and Method of Use    Issued    4/26/1995    95/3419      3/27/96     95/3419

    Angiostatin
 -----------------------------------------------------------------------------------------------------------------------------------
34  05213-0122                US           Methods of Expressing         Issued    4/26/1995    08/429,743   3/23/99     5,885,795
                                           Angiostatin Protein
    Angiostatin
-----------------------------------------------------------------------------------------------------------------------------------
35  05213-0122AU           Australia    Angiostatin and Method of Use    Issued    4/26/1995    24617/95     11/5/98     692865
                                        for Inhibition of Angiogenesis
    Angiostatin
-----------------------------------------------------------------------------------------------------------------------------------

         ENTREMED, INC.- PENDING PATENT APPLICATIONS AND ISSUED PATENTS

DECEMBER 11, 2001

-----------------------------------------------------------------------------------------------------------------------------------
            FILE           COUNTRY                TITLE                  STATUS     FILING       SERIAL      ISSUE        PATENT
             NO.                                                                     DATE         NO.        DATE          NO.
-----------------------------------------------------------------------------------------------------------------------------------
36 [*]
-----------------------------------------------------------------------------------------------------------------------------------
37 [*]
-----------------------------------------------------------------------------------------------------------------------------------
38 [*]
-----------------------------------------------------------------------------------------------------------------------------------
39 [*]
-----------------------------------------------------------------------------------------------------------------------------------
40 [*]
-----------------------------------------------------------------------------------------------------------------------------------
41 [*]
-----------------------------------------------------------------------------------------------------------------------------------
42 [*]
-----------------------------------------------------------------------------------------------------------------------------------

         ENTREMED, INC.- PENDING PATENT APPLICATIONS AND ISSUED PATENTS

DECEMBER 11, 2001

-----------------------------------------------------------------------------------------------------------------------------------
            FILE           COUNTRY               TITLE                  STATUS     FILING       SERIAL       ISSUE       PATENT
             NO.                                                                    DATE         NO.          DATE        NO.
-----------------------------------------------------------------------------------------------------------------------------------
43 [*]
-----------------------------------------------------------------------------------------------------------------------------------
44 [*]
-----------------------------------------------------------------------------------------------------------------------------------
45 [*]
-----------------------------------------------------------------------------------------------------------------------------------
46  05213-0122NZ       New Zealand    Angiostatin and Method of Use     Issued     10/8/1996     285501      6/15/98     285501
                                      for Inhibition of Angiogenesis
    Angiostatin
-----------------------------------------------------------------------------------------------------------------------------------
47  05213-0122SG       Singapore      Angiostatin and Method of Use     Granted    4/26/1995     9611759-3   12/21/98    34773
                                      for Inhibition of Angiogenesis
    Angiostatin
-----------------------------------------------------------------------------------------------------------------------------------
48  05213-0123            US           Method of Inhibiting             Issued     5/26/1995     08/451,932   3/31/98    5,733,876
                                             Angiogenesis
    Angiostatin
------------------------------------------------------------------------------------------------------------------------------------
49  05213-0124            US           Method of Detecting Angiogenic   Issued     5/26/1995     08/452,260    7/7/98    5,776,704
                                               Protein
    Angiostatin
-----------------------------------------------------------------------------------------------------------------------------------

         ENTREMED, INC.- PENDING PATENT APPLICATIONS AND ISSUED PATENTS

DECEMBER 11, 2001

-----------------------------------------------------------------------------------------------------------------------------------
            FILE           COUNTRY               TITLE                  STATUS     FILING       SERIAL       ISSUE       PATENT
             NO.                                                                    DATE          NO.         DATE         NO.
-----------------------------------------------------------------------------------------------------------------------------------
50 [*]
-----------------------------------------------------------------------------------------------------------------------------------
51 [*]
-----------------------------------------------------------------------------------------------------------------------------------
52 [*]
-----------------------------------------------------------------------------------------------------------------------------------
53 [*]
-----------------------------------------------------------------------------------------------------------------------------------
54 [*]
-----------------------------------------------------------------------------------------------------------------------------------
55 [*]
-----------------------------------------------------------------------------------------------------------------------------------
56 [*]
-----------------------------------------------------------------------------------------------------------------------------------

         ENTREMED, INC.- PENDING PATENT APPLICATIONS AND ISSUED PATENTS

DECEMBER 11, 2001

-----------------------------------------------------------------------------------------------------------------------------------
            FILE           COUNTRY               TITLE                STATUS     FILING       SERIAL       ISSUE       PATENT
             NO.                                                                  DATE         NO.         DATE          NO.
-----------------------------------------------------------------------------------------------------------------------------------
57 [*]
-----------------------------------------------------------------------------------------------------------------------------------
58  05940-0129              US          Angiostatin Fragments and      Issued    5/30/1997     08/866,735    8/31/99      5,945,403
                                              Method of Use
    Angiostatin
-----------------------------------------------------------------------------------------------------------------------------------
59 [*]
-----------------------------------------------------------------------------------------------------------------------------------
60 [*]
-----------------------------------------------------------------------------------------------------------------------------------
61  05940-0126              US          Angiostatin Fragments and      Issued    3/8/1996      08/612,788    11/17/98     5,837,682
                                              Method of Use
    Angiostatin Fragments
-----------------------------------------------------------------------------------------------------------------------------------
62  05940-0126AU            Australia   Angiostatin Fragments and      Issued    4/26/1996      55795/96     12/16/99     709633
                                        Aggregate-Angiostatin and
                                              Methods of Use
    Angiostatin Fragments
-----------------------------------------------------------------------------------------------------------------------------------
63 [*]
-----------------------------------------------------------------------------------------------------------------------------------

         ENTREMED, INC.- PENDING PATENT APPLICATIONS AND ISSUED PATENTS

DECEMBER 11, 2001

-----------------------------------------------------------------------------------------------------------------------------------
            FILE           COUNTRY               TITLE                STATUS     FILING       SERIAL       ISSUE       PATENT
             NO.                                                                  DATE         NO.         DATE          NO.
-----------------------------------------------------------------------------------------------------------------------------------
64 [*]
-----------------------------------------------------------------------------------------------------------------------------------
65 [*]
-----------------------------------------------------------------------------------------------------------------------------------
66 [*]
-----------------------------------------------------------------------------------------------------------------------------------
67 [*]
-----------------------------------------------------------------------------------------------------------------------------------
68 [*]
-----------------------------------------------------------------------------------------------------------------------------------
69 [*]
-----------------------------------------------------------------------------------------------------------------------------------
70 [*]
-----------------------------------------------------------------------------------------------------------------------------------

         ENTREMED, INC.- PENDING PATENT APPLICATIONS AND ISSUED PATENTS

DECEMBER 11, 2001

-----------------------------------------------------------------------------------------------------------------------------------
            FILE           COUNTRY               TITLE                STATUS     FILING       SERIAL       ISSUE       PATENT
             NO.                                                                  DATE         NO.         DATE          NO.
-----------------------------------------------------------------------------------------------------------------------------------
71 [*]
-----------------------------------------------------------------------------------------------------------------------------------
72 [*]
-----------------------------------------------------------------------------------------------------------------------------------
73 [*]
-----------------------------------------------------------------------------------------------------------------------------------
74 [*]
-----------------------------------------------------------------------------------------------------------------------------------
75 [*]
-----------------------------------------------------------------------------------------------------------------------------------
76  05940-0126NZ2       New Zealand     Angiostatin Fragments and    Granted   4/26/1996    332,903        8/18/00     332,903
                                        Aggregate Angiostatin and
                                             Methods of Use
    Angiostatin Fragments
-----------------------------------------------------------------------------------------------------------------------------------
77 [*]
-----------------------------------------------------------------------------------------------------------------------------------

         ENTREMED, INC.- PENDING PATENT APPLICATIONS AND ISSUED PATENTS

DECEMBER 11, 2001

-----------------------------------------------------------------------------------------------------------------------------------
            FILE           COUNTRY               TITLE                 STATUS      FILING       SERIAL      ISSUE         PATENT
             NO.                                                                    DATE          NO.        DATE           NO.
-----------------------------------------------------------------------------------------------------------------------------------
78 [*]
-----------------------------------------------------------------------------------------------------------------------------------
79 [*]
-----------------------------------------------------------------------------------------------------------------------------------
80 05940-0126SG             Singapore     Angiostatin Fragments and      Issued     4/26/1996    9705416-7     6/22/99    48613
                                           Aggregate Angiostatin
                                               Methods of Use
   Angiostatin Fragments
-----------------------------------------------------------------------------------------------------------------------------------
81  05940-0127              US           Aggregate Angiostatin and       Issued     2/22/1996    08/605,598    1/19/99    5,861,372
                                              Methods of Use
    Angiostatin Fragments
-----------------------------------------------------------------------------------------------------------------------------------
82  05940-0130              US               Methods of Treating         Issued     4/24/1998    09/066,028    2/15/00    6,024,688
                                              Angiogenesis with
                                           Angiostatin/Plasminogen
                                                  Fragments
    Angiostatin Fragments
-----------------------------------------------------------------------------------------------------------------------------------
83  05213-0010AU            Australia     A Vaccine Against Cholesterol  Issued     12/10/1991   91556/91      6/4/96     666473
                                        to Prevent Hypercholesterolemia
    Anti-Cholesterol                           and Atherosclerosis
    Vaccines
-----------------------------------------------------------------------------------------------------------------------------------
84 [*]
-----------------------------------------------------------------------------------------------------------------------------------

         ENTREMED, INC.- PENDING PATENT APPLICATIONS AND ISSUED PATENTS

DECEMBER 11, 2001

-----------------------------------------------------------------------------------------------------------------------------------
            FILE          COUNTRY               TITLE                   STATUS     FILING       SERIAL       ISSUE       PATENT
             NO.                                                                    DATE          NO.         DATE          NO.
-----------------------------------------------------------------------------------------------------------------------------------
85 [*]
-----------------------------------------------------------------------------------------------------------------------------------
86 [*]
-----------------------------------------------------------------------------------------------------------------------------------
87  05213-0010JP          Japan      A Vaccine Against Cholesterol      Issued    12/10/1991    503695/92     4/27/01     3183665
                                     to Prevent Hypercholesterolemia
                                         and Atherosclerosis
    Anti-Cholesterol
    Vaccines
-----------------------------------------------------------------------------------------------------------------------------------
88  05213-0241AU        Australia       Method of Diagnosis and         Issued    12/5/1996     14097/97      3/16/00     713531
                                      Treatment of Atherosclerosis
    Atherosclerosis                     Using Anti-Cholesterol
                                               Antibodies
-----------------------------------------------------------------------------------------------------------------------------------
89 [*]
-----------------------------------------------------------------------------------------------------------------------------------
90 [*]
-----------------------------------------------------------------------------------------------------------------------------------
91 [*]
-----------------------------------------------------------------------------------------------------------------------------------

         ENTREMED, INC.- PENDING PATENT APPLICATIONS AND ISSUED PATENTS

DECEMBER 11, 2001

-----------------------------------------------------------------------------------------------------------------------------------
            FILE          COUNTRY               TITLE                 STATUS     FILING       SERIAL       ISSUE       PATENT
             NO.                                                                  DATE         NO.         DATE          NO.
-----------------------------------------------------------------------------------------------------------------------------------
92 [*]
-----------------------------------------------------------------------------------------------------------------------------------
93 [*]
-----------------------------------------------------------------------------------------------------------------------------------
94  05213-0061              US           CD4 Coated Vesicles and     Issued     3/16/1994    08/209,261    8/4/98      5,789,152
                                        Diagnostic Assay for HIV
    Cd4 Coated Vesicles                      Employing Them

-----------------------------------------------------------------------------------------------------------------------------------
95 [*]
-----------------------------------------------------------------------------------------------------------------------------------
96 [*]
-----------------------------------------------------------------------------------------------------------------------------------
97 [*]
-----------------------------------------------------------------------------------------------------------------------------------
98  05213-0301              US       Cytochalasin and Isoindolinone  Issued     3/17/1998    09/042,760    11/30/99    5,994,388
                                      Derivatives as Inhibitors of
 Cytoxan                                     Angiogenesis
-----------------------------------------------------------------------------------------------------------------------------------

         ENTREMED, INC.- PENDING PATENT APPLICATIONS AND ISSUED PATENTS

DECEMBER 11, 2001

-----------------------------------------------------------------------------------------------------------------------------------
            FILE       COUNTRY              TITLE                    STATUS      FILING       SERIAL       ISSUE       PATENT
             NO.                                                                  DATE         NO.         DATE          NO.
-----------------------------------------------------------------------------------------------------------------------------------
99   05213-0302          US         Methods of Inhibiton of         Issue Fee    9/28/1999    09/407,834     6/5/01     6,242,481
                                   Angiogenesis With Argiabin (as     Paid
     Cytoxan                                Amended)

-----------------------------------------------------------------------------------------------------------------------------------
100  05123-0223          US        Therapeutic Antiangiogenic        Issued     10/22/1996    08/740,168     12/29/98    5,854,205
                                    Compositions and Methods
     Endostatin
-----------------------------------------------------------------------------------------------------------------------------------
101  05213-0223AU    Australia     Therapeutic Antiangiogenic        Issued     10/23/1996    74666/96       7/6/00      717277
                                    Compositions and Methods
     Endostatin
-----------------------------------------------------------------------------------------------------------------------------------
102 [*]
-----------------------------------------------------------------------------------------------------------------------------------
103 [*]
-----------------------------------------------------------------------------------------------------------------------------------
104 [*]
-----------------------------------------------------------------------------------------------------------------------------------
105 [*]
-----------------------------------------------------------------------------------------------------------------------------------

         ENTREMED, INC.- PENDING PATENT APPLICATIONS AND ISSUED PATENTS

DECEMBER 11, 2001

-----------------------------------------------------------------------------------------------------------------------------------
            FILE          COUNTRY               TITLE              STATUS        FILING       SERIAL       ISSUE       PATENT
             NO.                                                                  DATE         NO.         DATE          NO.
-----------------------------------------------------------------------------------------------------------------------------------
106 [*]
-----------------------------------------------------------------------------------------------------------------------------------
107 [*]
-----------------------------------------------------------------------------------------------------------------------------------
108 [*]
-----------------------------------------------------------------------------------------------------------------------------------
109 [*]
-----------------------------------------------------------------------------------------------------------------------------------
110 [*]
-----------------------------------------------------------------------------------------------------------------------------------
111 [*]
-----------------------------------------------------------------------------------------------------------------------------------
112 [*]
-----------------------------------------------------------------------------------------------------------------------------------

         ENTREMED, INC.- PENDING PATENT APPLICATIONS AND ISSUED PATENTS

DECEMBER 11, 2001

-----------------------------------------------------------------------------------------------------------------------------------
            FILE          COUNTRY               TITLE                 STATUS     FILING       SERIAL       ISSUE       PATENT
             NO.                                                                  DATE         NO.         DATE          NO.
-----------------------------------------------------------------------------------------------------------------------------------
113  05213-0223NZ       New Zealand     Therapeutic Antiangiogenic    Issued    10/23/1996   321356        3/19/99      321356
                                         Compositions and Methods
     Endostatin

-----------------------------------------------------------------------------------------------------------------------------------
114 [*]
-----------------------------------------------------------------------------------------------------------------------------------
115 [*]
-----------------------------------------------------------------------------------------------------------------------------------
116 [8]
-----------------------------------------------------------------------------------------------------------------------------------
117 [*]
-----------------------------------------------------------------------------------------------------------------------------------
118 [*]
-----------------------------------------------------------------------------------------------------------------------------------
119 [*]
-----------------------------------------------------------------------------------------------------------------------------------

         ENTREMED, INC.- PENDING PATENT APPLICATIONS AND ISSUED PATENTS

DECEMBER 11, 2001

-----------------------------------------------------------------------------------------------------------------------------------
            FILE          COUNTRY               TITLE                 STATUS     FILING       SERIAL       ISSUE       PATENT
             NO.                                                                  DATE         NO.         DATE          NO.
-----------------------------------------------------------------------------------------------------------------------------------
120 [*]
-----------------------------------------------------------------------------------------------------------------------------------
121 [*]
-----------------------------------------------------------------------------------------------------------------------------------
122 [*]
-----------------------------------------------------------------------------------------------------------------------------------
123 [*]
-----------------------------------------------------------------------------------------------------------------------------------
124 [*]
-----------------------------------------------------------------------------------------------------------------------------------
125 [*]
-----------------------------------------------------------------------------------------------------------------------------------
126 [*]
-----------------------------------------------------------------------------------------------------------------------------------

         ENTREMED, INC.- PENDING PATENT APPLICATIONS AND ISSUED PATENTS

DECEMBER 11, 2001

-----------------------------------------------------------------------------------------------------------------------------------
            FILE          COUNTRY               TITLE                 STATUS     FILING        SERIAL        ISSUE       PATENT
             NO.                                                                  DATE          NO.          DATE          NO.
-----------------------------------------------------------------------------------------------------------------------------------
127 [*]
----------------------------------------------------------------------------------------------------------------------------------
128  05213-0620            US          Methods of Inhibiting          Issued      7/7/1999   09/349,429     1/16/01    6,174,861
                                    Angiogenesis Via Increasing In
     Endostatin                         Vivo Concentrations of
                                         Endostatin Protein
-----------------------------------------------------------------------------------------------------------------------------------
129 [*]
-----------------------------------------------------------------------------------------------------------------------------------
130 [*]
-----------------------------------------------------------------------------------------------------------------------------------
131 [*]
-----------------------------------------------------------------------------------------------------------------------------------
132 [*]
-----------------------------------------------------------------------------------------------------------------------------------
133 [*]
-----------------------------------------------------------------------------------------------------------------------------------

         ENTREMED, INC.- PENDING PATENT APPLICATIONS AND ISSUED PATENTS

DECEMBER 11, 2001

-----------------------------------------------------------------------------------------------------------------------------------
            FILE           COUNTRY            TITLE                STATUS     FILING          SERIAL       ISSUE          PATENT
             NO.                                                               DATE             NO.         DATE           NO.
-----------------------------------------------------------------------------------------------------------------------------------
134  [*]
-----------------------------------------------------------------------------------------------------------------------------------
135  [*]
-----------------------------------------------------------------------------------------------------------------------------------
136  [*]
-----------------------------------------------------------------------------------------------------------------------------------
137  [*]
-----------------------------------------------------------------------------------------------------------------------------------
138   05940-0251           US        Endothelial Cell-Proliferation  Issued      12/12/1996    08/763,528    12/29/98    5,854,221
                                       Inhibitor and Method of Use
      Kringle 5
-----------------------------------------------------------------------------------------------------------------------------------
139   05940-0251AU        Australia  Endothelial Cell-Proliferation  Issued      12/13/1996    16870/97      1/20/00     710612
                                       Inhibitor and Method of Use
      Kringle-5
-----------------------------------------------------------------------------------------------------------------------------------
140  [*]
-----------------------------------------------------------------------------------------------------------------------------------

         ENTREMED, INC.- PENDING PATENT APPLICATIONS AND ISSUED PATENTS

DECEMBER 11, 2001

-----------------------------------------------------------------------------------------------------------------------------------
            FILE           COUNTRY            TITLE                STATUS     FILING          SERIAL       ISSUE          PATENT
             NO.                                                               DATE             NO.         DATE           NO.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
141  [*]
-----------------------------------------------------------------------------------------------------------------------------------
142  [*]
-----------------------------------------------------------------------------------------------------------------------------------
143  [*]
-----------------------------------------------------------------------------------------------------------------------------------
144  [*]
-----------------------------------------------------------------------------------------------------------------------------------
145  [*]
-----------------------------------------------------------------------------------------------------------------------------------
146  [*]
-----------------------------------------------------------------------------------------------------------------------------------
147  [*]
-----------------------------------------------------------------------------------------------------------------------------------

         ENTREMED, INC.- PENDING PATENT APPLICATIONS AND ISSUED PATENTS

DECEMBER 11, 2001

-----------------------------------------------------------------------------------------------------------------------------------
            FILE           COUNTRY            TITLE                STATUS     FILING          SERIAL       ISSUE          PATENT
             NO.                                                               DATE             NO.         DATE           NO.
-----------------------------------------------------------------------------------------------------------------------------------
148  [*]
-----------------------------------------------------------------------------------------------------------------------------------
149  [*]
-----------------------------------------------------------------------------------------------------------------------------------
150  [*]
-----------------------------------------------------------------------------------------------------------------------------------
151  [*]
-----------------------------------------------------------------------------------------------------------------------------------
152  [*]
-----------------------------------------------------------------------------------------------------------------------------------
153  [*]
-----------------------------------------------------------------------------------------------------------------------------------
154  [*]
-----------------------------------------------------------------------------------------------------------------------------------

         ENTREMED, INC.- PENDING PATENT APPLICATIONS AND ISSUED PATENTS

DECEMBER 11, 2001

-----------------------------------------------------------------------------------------------------------------------------------
            FILE           COUNTRY            TITLE                STATUS     FILING          SERIAL       ISSUE          PATENT
             NO.                                                               DATE             NO.         DATE           NO.
-----------------------------------------------------------------------------------------------------------------------------------
155  [*]
 -----------------------------------------------------------------------------------------------------------------------------------
156  [*]
-----------------------------------------------------------------------------------------------------------------------------------
157  [*]
-----------------------------------------------------------------------------------------------------------------------------------
158  [*]
-----------------------------------------------------------------------------------------------------------------------------------
159  [*]
-----------------------------------------------------------------------------------------------------------------------------------
160  [*]
-----------------------------------------------------------------------------------------------------------------------------------
161  [*]
-----------------------------------------------------------------------------------------------------------------------------------

         ENTREMED, INC.- PENDING PATENT APPLICATIONS AND ISSUED PATENTS

DECEMBER 11, 2001

-----------------------------------------------------------------------------------------------------------------------------------
            FILE           COUNTRY            TITLE                STATUS     FILING          SERIAL       ISSUE          PATENT
             NO.                                                               DATE             NO.         DATE           NO.
-----------------------------------------------------------------------------------------------------------------------------------

162  [*]
-----------------------------------------------------------------------------------------------------------------------------------
163  [*]
-----------------------------------------------------------------------------------------------------------------------------------
164  [*]
-----------------------------------------------------------------------------------------------------------------------------------
165  [*]
-----------------------------------------------------------------------------------------------------------------------------------
166  [*]
-----------------------------------------------------------------------------------------------------------------------------------
167  [*]
-----------------------------------------------------------------------------------------------------------------------------------
168  [*]
-----------------------------------------------------------------------------------------------------------------------------------

         ENTREMED, INC.- PENDING PATENT APPLICATIONS AND ISSUED PATENTS

DECEMBER 11, 2001

-----------------------------------------------------------------------------------------------------------------------------------
            FILE           COUNTRY            TITLE                STATUS     FILING          SERIAL       ISSUE          PATENT
             NO.                                                               DATE             NO.         DATE           NO.
-----------------------------------------------------------------------------------------------------------------------------------
169  [*]
-----------------------------------------------------------------------------------------------------------------------------------
170  [*]
-----------------------------------------------------------------------------------------------------------------------------------
171  [*]
-----------------------------------------------------------------------------------------------------------------------------------
172  [*]
-----------------------------------------------------------------------------------------------------------------------------------
173  [*]
-----------------------------------------------------------------------------------------------------------------------------------
174  [*]
-----------------------------------------------------------------------------------------------------------------------------------
175  [*]
-----------------------------------------------------------------------------------------------------------------------------------

         ENTREMED, INC.- PENDING PATENT APPLICATIONS AND ISSUED PATENTS

DECEMBER 11, 2001

-----------------------------------------------------------------------------------------------------------------------------------
            FILE           COUNTRY            TITLE                STATUS     FILING          SERIAL       ISSUE          PATENT
             NO.                                                               DATE             NO.         DATE           NO.
-----------------------------------------------------------------------------------------------------------------------------------
176  [*]
-----------------------------------------------------------------------------------------------------------------------------------
177  [*]
-----------------------------------------------------------------------------------------------------------------------------------
178  [*]
-----------------------------------------------------------------------------------------------------------------------------------
179  [*]
-----------------------------------------------------------------------------------------------------------------------------------
180  [*]
-----------------------------------------------------------------------------------------------------------------------------------
181  [*]
-----------------------------------------------------------------------------------------------------------------------------------
182  [*]
-----------------------------------------------------------------------------------------------------------------------------------


         ENTREMED, INC.- PENDING PATENT APPLICATIONS AND ISSUED PATENTS

DECEMBER 11, 2001

-----------------------------------------------------------------------------------------------------------------------------------
            FILE           COUNTRY            TITLE                STATUS     FILING          SERIAL       ISSUE          PATENT
             NO.                                                               DATE             NO.         DATE           NO.
-----------------------------------------------------------------------------------------------------------------------------------
183  [*]
-----------------------------------------------------------------------------------------------------------------------------------
184  [*]
-----------------------------------------------------------------------------------------------------------------------------------
185  [*]
-----------------------------------------------------------------------------------------------------------------------------------
186  [*]
-----------------------------------------------------------------------------------------------------------------------------------
187  [*]
-----------------------------------------------------------------------------------------------------------------------------------
188  [*]
-----------------------------------------------------------------------------------------------------------------------------------
189  [*]
-----------------------------------------------------------------------------------------------------------------------------------

         ENTREMED, INC.- PENDING PATENT APPLICATIONS AND ISSUED PATENTS

DECEMBER 11, 2001

-----------------------------------------------------------------------------------------------------------------------------------
            FILE           COUNTRY            TITLE                STATUS     FILING          SERIAL       ISSUE          PATENT
             NO.                                                               DATE             NO.         DATE           NO.
-----------------------------------------------------------------------------------------------------------------------------------
190  [*]
-----------------------------------------------------------------------------------------------------------------------------------
191  [*]
-----------------------------------------------------------------------------------------------------------------------------------
192  05213-0370              US     Angiogenesis-Inhibiting Protein    Issued     12/4/1998     08/206,059     3/13/01    6,201.104
                                     Binding Peptides and Proteins
     Phage Display                       and Methods of Use
-----------------------------------------------------------------------------------------------------------------------------------
193  [*]
-----------------------------------------------------------------------------------------------------------------------------------
194  [*]
-----------------------------------------------------------------------------------------------------------------------------------
195  [*]
-----------------------------------------------------------------------------------------------------------------------------------
196  [*]
-----------------------------------------------------------------------------------------------------------------------------------

         ENTREMED, INC.- PENDING PATENT APPLICATIONS AND ISSUED PATENTS

DECEMBER 11, 2001

-----------------------------------------------------------------------------------------------------------------------------------
            FILE           COUNTRY            TITLE                STATUS     FILING          SERIAL       ISSUE          PATENT
             NO.                                                               DATE             NO.         DATE           NO.
-----------------------------------------------------------------------------------------------------------------------------------
197  [*]
-----------------------------------------------------------------------------------------------------------------------------------
198  [*]
-----------------------------------------------------------------------------------------------------------------------------------
199  [*]
-----------------------------------------------------------------------------------------------------------------------------------
200  [*]
-----------------------------------------------------------------------------------------------------------------------------------
201  [*]
-----------------------------------------------------------------------------------------------------------------------------------
202  [*]
-----------------------------------------------------------------------------------------------------------------------------------
203  [*]
-----------------------------------------------------------------------------------------------------------------------------------

         ENTREMED, INC.- PENDING PATENT APPLICATIONS AND ISSUED PATENTS

DECEMBER 11, 2001

-----------------------------------------------------------------------------------------------------------------------------------
            FILE           COUNTRY            TITLE                STATUS     FILING          SERIAL       ISSUE          PATENT
             NO.                                                               DATE             NO.         DATE           NO.
-----------------------------------------------------------------------------------------------------------------------------------
204  [*]
-----------------------------------------------------------------------------------------------------------------------------------
205  [*]
-----------------------------------------------------------------------------------------------------------------------------------
206  [*]
-----------------------------------------------------------------------------------------------------------------------------------
207  [*]
-----------------------------------------------------------------------------------------------------------------------------------
208  [*]
-----------------------------------------------------------------------------------------------------------------------------------
209  [*]
-----------------------------------------------------------------------------------------------------------------------------------
210  [*]
-----------------------------------------------------------------------------------------------------------------------------------

         ENTREMED, INC.- PENDING PATENT APPLICATIONS AND ISSUED PATENTS

DECEMBER 11, 2001

-----------------------------------------------------------------------------------------------------------------------------------
            FILE           COUNTRY            TITLE                STATUS     FILING          SERIAL       ISSUE          PATENT
             NO.                                                               DATE             NO.         DATE           NO.
-----------------------------------------------------------------------------------------------------------------------------------
211  [*]
-----------------------------------------------------------------------------------------------------------------------------------
212  [*]
-----------------------------------------------------------------------------------------------------------------------------------
213  [*]
-----------------------------------------------------------------------------------------------------------------------------------
214  [*]
-----------------------------------------------------------------------------------------------------------------------------------
215  [*]
-----------------------------------------------------------------------------------------------------------------------------------
216  [*]
-----------------------------------------------------------------------------------------------------------------------------------
217  05213-0013             US        Vaccines Against Sterols       Issued     4/14/1995      08/422,633     5/19/98     5,753,260

     Sterol Vaccines
-----------------------------------------------------------------------------------------------------------------------------------

         ENTREMED, INC.- PENDING PATENT APPLICATIONS AND ISSUED PATENTS

DECEMBER 11, 2001

-----------------------------------------------------------------------------------------------------------------------------------
            FILE           COUNTRY            TITLE                STATUS     FILING          SERIAL       ISSUE          PATENT
             NO.                                                               DATE             NO.         DATE           NO.
-----------------------------------------------------------------------------------------------------------------------------------
218  05213-0014             US       Vaccines Against Sterols          Issued     2/13/1998     09/023,256     5/1/01    6,224,902

     Sterol Vaccines
-----------------------------------------------------------------------------------------------------------------------------------
219  [*]
-----------------------------------------------------------------------------------------------------------------------------------
220  05213-0290             US       Compositions and Methods for      Issued     2/6/1997      08/796,850     11/9/99   5,981,471
                                   Inhibiting Cellular Proliferation
     TFPI (Serine
     Protease Inhibitors
-----------------------------------------------------------------------------------------------------------------------------------
221  [*]
-----------------------------------------------------------------------------------------------------------------------------------
222  [*]
-----------------------------------------------------------------------------------------------------------------------------------
223  [*]
-----------------------------------------------------------------------------------------------------------------------------------
224  [*]
-----------------------------------------------------------------------------------------------------------------------------------

         ENTREMED, INC.- PENDING PATENT APPLICATIONS AND ISSUED PATENTS

DECEMBER 11, 2001

-----------------------------------------------------------------------------------------------------------------------------------
            FILE           COUNTRY            TITLE                STATUS     FILING          SERIAL       ISSUE          PATENT
             NO.                                                               DATE             NO.         DATE           NO.
-----------------------------------------------------------------------------------------------------------------------------------
225  [*]
-----------------------------------------------------------------------------------------------------------------------------------
226  05213-0110AU       Australia    Methods and Compositions for   Issued     2/24/1994      62486/94        7/10/97     676,722
                                      Inhibition of Angiogenesis
     Thalidomide AND
     Derivatives
-----------------------------------------------------------------------------------------------------------------------------------
227  05213-0110CL         Chile      Methods and Compositions for   Issued     2/28/1994      289-94          6/6/00      40,533
                                      Inhibition of Angiogenesis
     Thalidomide AND
     Derivatives
-----------------------------------------------------------------------------------------------------------------------------------
228  [*]
-----------------------------------------------------------------------------------------------------------------------------------
229  [*]
-----------------------------------------------------------------------------------------------------------------------------------
230  [*]
-----------------------------------------------------------------------------------------------------------------------------------
231  05213-0110NZ      New Zealand   Methods and Compositions for   Issued     9/22/1995      262676          1/12/00      262676
                                      Inhibition of Angiogenesis
     Thalidomide AND
     Derivatives

-----------------------------------------------------------------------------------------------------------------------------------

         ENTREMED, INC.- PENDING PATENT APPLICATIONS AND ISSUED PATENTS

DECEMBER 11, 2001

-----------------------------------------------------------------------------------------------------------------------------------
            FILE           COUNTRY            TITLE                STATUS        FILING       SERIAL       ISSUE          PATENT
             NO.                                                                  DATE          NO.         DATE           NO.
-----------------------------------------------------------------------------------------------------------------------------------
232  [*]
-----------------------------------------------------------------------------------------------------------------------------------
233  [*]
-----------------------------------------------------------------------------------------------------------------------------------
234  [*]
-----------------------------------------------------------------------------------------------------------------------------------
235  [*]
-----------------------------------------------------------------------------------------------------------------------------------
236  05213-0113             US        Methods and Compositions for    Issued     6/6/1995     08/468,792     1/27/98     5,712,291
                                      Inhibition of Angiogenesis
     Thalidomide
     Derivatives
     Only
-----------------------------------------------------------------------------------------------------------------------------------
237  05213-0115             US        Methods and Compositions for    Issued    10/16/1997    08/950,673     6/6/00      6,071,948
                                      Inhibition of Angiogenesis
     Thalidomide
     Derivatives
     Only

-----------------------------------------------------------------------------------------------------------------------------------
238  [*]
-----------------------------------------------------------------------------------------------------------------------------------

         ENTREMED, INC.- PENDING PATENT APPLICATIONS AND ISSUED PATENTS

DECEMBER 11, 2001

-----------------------------------------------------------------------------------------------------------------------------------
            FILE           COUNTRY            TITLE                STATUS     FILING          SERIAL       ISSUE          PATENT
             NO.                                                               DATE             NO.         DATE           NO.
-----------------------------------------------------------------------------------------------------------------------------------
239  [*]
-----------------------------------------------------------------------------------------------------------------------------------
240  [*]
-----------------------------------------------------------------------------------------------------------------------------------
241  [*]
-----------------------------------------------------------------------------------------------------------------------------------
242  [*]
-----------------------------------------------------------------------------------------------------------------------------------
243  [*]
-----------------------------------------------------------------------------------------------------------------------------------
244  05213-0404             US      Methods of Compositions for     Issued      3/26/1999       09/277,402    5/8/01      6,299,879
                                     Inhibition of Angiogenesis
     Thalidomide                      (EM138 as Inhibitor of
     Derivatives                           Angtogenesis)
     Only

-----------------------------------------------------------------------------------------------------------------------------------
245  [*]
-----------------------------------------------------------------------------------------------------------------------------------

         ENTREMED, INC.- PENDING PATENT APPLICATIONS AND ISSUED PATENTS

DECEMBER 11, 2001

-----------------------------------------------------------------------------------------------------------------------------------
            FILE           COUNTRY            TITLE                STATUS     FILING          SERIAL       ISSUE          PATENT
             NO.                                                               DATE             NO.         DATE           NO.
-----------------------------------------------------------------------------------------------------------------------------------
246  [*]
-----------------------------------------------------------------------------------------------------------------------------------
247  [*]
-----------------------------------------------------------------------------------------------------------------------------------
248  [*]
-----------------------------------------------------------------------------------------------------------------------------------
249  [*]
-----------------------------------------------------------------------------------------------------------------------------------
250  [*]
-----------------------------------------------------------------------------------------------------------------------------------
251  [*]
-----------------------------------------------------------------------------------------------------------------------------------
252  [*]
-----------------------------------------------------------------------------------------------------------------------------------

         ENTREMED, INC.- PENDING PATENT APPLICATIONS AND ISSUED PATENTS

DECEMBER 11, 2001

-----------------------------------------------------------------------------------------------------------------------------------
            FILE           COUNTRY            TITLE                STATUS     FILING          SERIAL       ISSUE          PATENT
             NO.                                                               DATE             NO.         DATE           NO.
-----------------------------------------------------------------------------------------------------------------------------------
253  [*]
-----------------------------------------------------------------------------------------------------------------------------------
254  [*]
-----------------------------------------------------------------------------------------------------------------------------------
255  [*]
-----------------------------------------------------------------------------------------------------------------------------------
256  [*]
-----------------------------------------------------------------------------------------------------------------------------------
257  [*]
-----------------------------------------------------------------------------------------------------------------------------------
258  [*]
-----------------------------------------------------------------------------------------------------------------------------------
259  [*]
-----------------------------------------------------------------------------------------------------------------------------------

         ENTREMED, INC.- PENDING PATENT APPLICATIONS AND ISSUED PATENTS

DECEMBER 11, 2001

-----------------------------------------------------------------------------------------------------------------------------------
            FILE           COUNTRY            TITLE                STATUS     FILING          SERIAL       ISSUE          PATENT
             NO.                                                               DATE             NO.         DATE           NO.
-----------------------------------------------------------------------------------------------------------------------------------
260  [*]
-----------------------------------------------------------------------------------------------------------------------------------
261  05213-0072             US      Compositions and Methods for     Issued     6/6/1995      08/467,101     7/6/99      5,919,459
                                        Treating Cancer and
     Treating Cancer                 Hyperproliferative Disorders

-----------------------------------------------------------------------------------------------------------------------------------
262  [*]
-----------------------------------------------------------------------------------------------------------------------------------
263  [*]
-----------------------------------------------------------------------------------------------------------------------------------

                                   APPENDIX C

                            STOCK PURCHASE AGREEMENT

                    RESTRICTED SECURITIES PURCHASE AGREEMENT

         This RESTRICTED SECURITIES PURCHASE AGREEMENT (the "Agreement") is made as of the 18th day of January, 2002 by and among EntreMed, Inc., a Delaware corporation, with its principal office at 9640 Medical Center Drive, Rockville, Maryland 20850 (the "Company") and Allergan Inc., a Delaware corporation, with its principal office at 2525 Dupont Drive, Irvine, California 92612 ("the Purchaser").

                                    RECITALS

         WHEREAS, the Company and the Purchaser have entered into a License Agreement of even date herewith, (the "License Agreement") pursuant to which the Company will grant to the Purchaser a license to certain of the Company's intellectual property rights as further defined and described therein.

         WHEREAS, in furtherance of and in partial consideration for the execution and delivery of the License Agreement the Company has agreed to sell to the Purchaser and the Purchaser has agreed to purchase (i) a certain number of shares of the Company's common stock ("Common Stock"), $.01 par value (the "Shares"), and (ii) warrants in substantially the same format attached hereto as Exhibit A (the "Warrants") to acquire shares of Common Stock (as exercised, collectively, the "Warrant Shares"), for the aggregate purchase price and on the terms set forth herein.

         NOW, THEREFORE, in consideration of the foregoing and of the mutual promises hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

                                    AGREEMENT

1.       AUTHORIZATION AND SALE OF THE COMMON STOCK.

         1.1. AUTHORIZATION. Subject to the terms and conditions of this Agreement, the Company has authorized the issuance and sale to Purchaser of such number of shares of the Company's Common Stock and Warrants (and any Warrant Shares subsequently purchased), as determined pursuant to Section 1.2 below.

         1.2. ISSUANCE AND SALE. Subject to the terms and conditions of this Agreement, at the Closing (as defined in Section 2 below) the Company shall issue and sell to the Purchaser Seven Hundred and Twenty Eight Thousand, Eight Hundred and Sixty Three (728,863) Units at a per Unit price of $6.86, for a total of $5,000,000 (the "Purchase Price"), which was determined by dividing (i) $5,000,000 by (ii) the volume weighted average price at which the shares of Common Stock were traded three (3) trading days immediately preceding the date of this Agreement on the Nasdaq Stock Market. A "Unit" shall consist of one (1) share of Common Stock and a warrant to acquire 0.15 (15/100) shares of Common Stock. Each Warrant shall have a term of five (5) years, and an exercise price per share equal to $12.15.

2.       CLOSING.

         2.1. CLOSING. Subject to Section 2.3 below, the closing (the "Closing") of the sale and purchase of the Shares and Warrants under this Agreement shall take place at the offices of the Company at 9640 Medical Center Drive, Rockville, Maryland 20850, at 10:00 a.m. Eastern Standard Time on January 22, 2002, or at such other time, date and place as are mutually agreeable to the Company and to the Purchaser. The date of the Closing is hereinafter referred to as the "Closing Date."

         2.2. DELIVERIES. Subject to Section 2.3 below, at the Closing the Company will deliver to the Purchaser (i) certificate(s) representing the aggregate number of Shares issued and sold by the Company to the Purchaser (the "Stock Certificate(s)") and (ii) the Warrants, all of which shall be registered in the Purchaser's name, or in such nominee name(s) as designated in writing by Purchaser, and the Purchaser will deliver to the Company the Purchase Price by wire transfer thereof to an account designated by the Company.

         2.3.     CONDITIONS TO CLOSING.

                  (a) CONDITIONS TO THE COMPANY'S OBLIGATIONS. The Company's obligation to complete the purchase and sale of the Shares and Warrants and to deliver the Stock Certificate(s) and Warrants to the Purchaser at the Closing shall be subject to the following conditions, any one or more of which may be waived by the Company: (i) receipt by the Company of the Purchase Price, and (ii) the accuracy in all material respects of the representations and warranties made by the Purchaser herein, both on the date hereof and on the Closing Date, and the fulfillment in all material respects of those undertakings of the Purchaser to be fulfilled prior to the Closing.

                  (b) CONDITIONS TO PURCHASER'S OBLIGATIONS. The Purchaser's obligation to accept delivery of such Stock Certificate(s) and Warrants and to pay the Purchase Price to the Company shall be subject the following conditions, any one or more of which may be waived by the Purchaser:
(i) the accuracy in all material respects of the representations and warranties made by the Company herein, both on the date hereof and on the Closing Date, and the fulfillment in all material respects of those undertakings of the Company to be fulfilled prior to the Closing, and (ii) there shall have been no Material Adverse Effect prior to the Closing Date.

         As used herein, Material Adverse Effect shall mean any material adverse change in or effect on the business, assets, or financial condition of the Company.

3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to the Purchaser as set forth below.

         3.1. ORGANIZATION AND GOOD STANDING. The Company is a corporation validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to conduct its business as currently conducted. The Company holds all licenses and permits required for the conduct of its business as now conducted, which, if not obtained, would have a Material Adverse Effect. The Company is qualified as a foreign corporation and is in good standing in all states where the conduct of its business or its ownership or leasing of property requires such qualification, except where the failure to so qualify would not have a Material Adverse Effect.

         3.2. AUTHORIZATION; NON-CONTRAVENTION. The Company's execution, delivery and performance of this Agreement (a) has been duly authorized under Delaware law by all requisite corporate action by Company, (b) will not violate any law or the Certificate of Incorporation or By-laws of Company or any subsidiary or any provision of any material indenture, mortgage, agreement, contract or other material instrument to which Company or any subsidiary is a party or by which Company or any of their respective properties or assets is bound as of the date hereof, or result in a breach of or constitute (upon notice or lapse of time or both) a default under any such indenture, mortgage, agreement, contract or other material instrument or result in the creation or imposition of any lien, security interest, mortgage, pledge, charge or other encumbrance, of any material nature whatsoever, upon any properties or assets of Company or any subsidiary, (c) will not require any action by or in respect of, or filing with, any governmental body, agency or official, and (d) will not contravene or constitute a default under any judgment, order or decree binding on or applicable to the Company.

         3.3. BINDING EFFECT. Except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the enforcement of creditors' rights generally, this Agreement has been duly executed by the Company and constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

         3.4. AUTHORIZED STOCK. As of the Closing Date, the authorized capital stock of the Company consists of (a) ___________ shares of Common Stock, $.01 par value per share, __________ shares of which are validly issued and outstanding, fully paid and non-assessable as of the date of this Agreement and
(b) 5,000,000 shares of undesignated preferred stock, $.01 par value per share, of which none are issued and outstanding.

         3.5. ISSUANCE, SALE AND DELIVERY OF THE SHARES. When issued and paid for, the Shares and Warrants to be sold hereunder by the Company, and any Warrant Shares subsequently purchased, will be validly issued and outstanding, fully paid and non-assessable.

         3.6. SEC FILINGS. It has filed all reports required to be filed by the Company with the Securities and Exchange Commission (the "Commission") pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Such reports, including the financial statements therein, complied in all material respects with the Commission's rules and, when filed, did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

         3.7. NO MATERIAL CHANGES. The representations and warranties of the Company contained in this Section 3 and elsewhere in this Agreement will be true and correct in all material respects on the Closing Date as though then made. As of the date hereof, there has been no material adverse change in the financial condition or results of operations of the Company since the filing date of the Company's last report with the Commission pursuant to the reporting requirements of the Exchange Act.

         3.8. SECURITIES LAW COMPLIANCE. Assuming the accuracy of the representations and warranties of the Purchaser contained in Section 4, the offer, issuance, sale and delivery of the Shares and Warrants hereunder, will not require registration under the Securities Act.

4.       REPRESENTATIONS AND WARRANTIES OF THE PURCHASER.

         4.1. ORGANIZATION AND GOOD STANDING. The Purchaser is a corporation validly existing and in good standing under the laws of the State of Delaware.

         4.2. AUTHORIZATION; NON-CONTRAVENTION. The execution, delivery and performance by the Purchaser of this Agreement are within the Purchaser's corporate powers, have been duly authorized by all necessary corporate action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not (i) contravene or constitute a default under any provision of applicable law or regulation, judgment injunction, order, decree, agreement or other instrument binding upon or applicable to the Purchaser, or
(ii) contravene or constitute a default under the Purchaser's charter or bylaws.

         4.3. BINDING EFFECT. Except as limited by applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the enforcement of creditors' rights generally, this Agreement has been duly executed by the Purchaser and constitutes a valid and binding agreement of the Purchaser, enforceable against the Purchaser in accordance with its terms.

         4.4.     INVESTMENT REPRESENTATION.

                  (a) The Purchaser is acquiring the Shares and Warrants, and any Warrant Shares subsequently purchased, for its own account for investment and not with a view to, or for sale in connection with, any distribution thereof nor with any present intention of selling or distributing the same and the Purchaser has no present or contemplated agreement, undertaking, arrangement, obligation, indebtedness or commitment providing for the distribution thereof.

                  (b) The Purchaser is an "Accredited Investor" as that term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act. Such Purchaser is able to bear the economic risk of the purchase of the Shares and Warrants pursuant to the terms of this Agreement, and any Warrant Shares subsequently purchased, including a complete loss of such Purchaser's investment therein.

                  (c) The Purchaser understands that (i) the Shares, Warrants and any Warrant Shares subsequently purchased have not been registered under the Securities Act and are "restricted securities" within the meaning of Rule 144 under the Securities Act and (ii) the Shares, Warrants and any Warrant Shares subsequently purchased cannot be sold, transferred or otherwise disposed of unless they are subsequently registered under the Securities Act or an exemption from registration is then available.

                  (d) The Purchaser will not attempt to sell, transfer, assign, exchange or otherwise dispose of all or any portion of the Shares, Warrants and any Warrant Shares subsequently purchased in the absence of an effective registration statement under the Securities Act or an exemption from registration thereunder.

                  (e) LEGEND. Each certificate representing the Shares, as well as the Warrant and Warrant Shares, as applicable, shall be endorsed with the following legend:

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"),

         AND ARE "RESTRICTED SECURITIES" AS DEFINED IN RULE 144 PROMULGATED UNDER THE ACT. THE SECURITIES MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE ACT.

         4.5. NO BROKER OR FINDERS. No person has or will have, as a result of the transactions contemplated by this Agreement, any right, interest or valid claim against or upon the Purchaser for any commission, fee or other compensation as a finder or broker because of any act by the Purchaser or of any agent of the Purchaser. The Purchaser will pay, and hold the Company harmless against, any liability, loss or expense (including, without limitation, reasonable attorneys' fees and out-of-pocket expenses) arising in connection with any such claim.

         4.6. CLOSING DATE. The representations and warranties of the Purchaser contained in this Section 4 and elsewhere in this Agreement will be true and correct in all material respects on the date of the Closing Date as though then made.

         4.7. NO HEDGING. Purchaser represents that as of the date of this Agreement it does not have any existing short position in the Common Stock nor has it executed any derivative instruments with any third party, with respect to the Common Stock.

5.       REGISTRATION RIGHTS. The Company covenants and agrees as follows:

         5.1. REQUESTED REGISTRATIONS. *, the Purchaser shall have the right to require the Company to effect the registration of the Registrable Securities (as defined below) on a registration statement on Form S-3 (or any successor form relating to secondary offerings), or Form S-1, Form S-2 or Form SB-2 if the Company is then ineligible to use Form S-3 under the Securities Act, by giving the Company written notice requesting such registration and specifying the proposed plan for distribution of such Registrable Securities. The Purchaser shall be entitled to one requested registration under this
Section 5.1. The Company shall maintain the effectiveness of such registration statement until the earlier of (i) such time as the Purchaser has sold all of the Registrable Securities covered by the registration statement, or (ii) such time as the Purchaser is able to sell the Registrable Securities pursuant to SEC Rule 144(k). If and when the Company shall be required by the provisions of this Section 5.1 to effect the registration of any Registrable Securities hereunder, the Company will, as expeditiously as possible:

                  (a) use its reasonable best efforts to prepare and file a registration statement on Form S-3, or other form if the Company is ineligible to use Form S-3, giving effect to the plan of distribution of the Registrable Securities proposed to be sold, and use its best efforts to cause such registration statement to become effective in order that the Purchaser may sell its Registrable Securities in accordance with the proposed plan of distribution;

                  (b) furnish the Purchaser such number of copies of such prospectus as it may reasonably request in order to facilitate the sale of the Registrable Securities;

                  (c) file documents required of the Company for blue sky clearance in states specified in writing by the Purchaser; provided, however, that the Company shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is now not so qualified or has not so consented; and

                  (d) bear all expenses in connection with the procedures set forth in paragraphs (a) through (c) of this Section 5.1 and the registration of the Shares pursuant to the registration statement, other than fees and expenses, if any, of counsel or other advisors to the Purchaser and any underwriting or brokerage discounts, fees or commissions.

         If at the time of any request to register Registrable Securities pursuant to this Section 5.1 the Company is engaged or has fixed plans to engage within 60 days of the date of receipt of the request in a registered public offering, or is engaged in any other activity which, in the good faith determination of the Company's Board of Directors, would be adversely affected by the demand registration, then the Company may at its option direct that such request be delayed for a period not in excess of 90 days from the closing of such offering (but in no event more than 180 days from the date of request) or the date of the Company's Board of Directors' determination, as the case may be. The Company may direct such delay not more than once in any twelve month period.

         As used herein, "Registrable Securities" means (i) the Shares purchased by the Purchaser pursuant to this Agreement, (ii) the Warrant Shares issued or issuable upon exercise of the Warrants and (iii) any shares of capital stock issued or issuable with respect to the Shares, Warrants or Warrant Shares as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise, without regard to any limitation on the exercise of the Warrants.

         5.2.     INDEMNIFICATION. For the purpose of this Section 5.2,

                  (a) the term "Selling Stockholder" shall mean the Purchaser and any officer, director, employee, agent, affiliate, subsidiary or person deemed to be in control of such Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act;

                  (b) the term "Registration Statement" shall mean any final prospectus, exhibit, supplement or amendment included in or relating to the registration statement referred to in Section 5.1; and

                  (c) the term "untrue statement" shall mean any untrue statement or alleged untrue statement of, or any omission or alleged omission to state, in the Registration Statement a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         The Company agrees to indemnify and hold harmless each Selling Stockholder from and against any losses, claims, damages or liabilities to which such Selling Stockholder may become subject (under the Securities Act or otherwise) insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, any untrue statement of a material fact contained in the Registration Statement on the effective date thereof, or arise out of any failure by the Company to fulfill any undertaking included in the Registration Statement and the Company will reimburse such Selling Stockholder for any reasonable legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim; provided, however, that the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of, or is based upon, an untrue statement made in such Registration Statement in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Selling Stockholder specifically for use in preparation of the Registration Statement, or any statement or omission in any Prospectus that is corrected in any subsequent Prospectus that was delivered to the Purchaser prior to the pertinent sale or sales by the Purchaser.

         The Purchaser agrees to indemnify and hold harmless the Company (and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, each officer of the Company who signs the Registration Statement and each director of the Company) from and against any losses, claims, damages or liabilities to which the Company (or any such officer, director or controlling person) may become subject (under the Securities Act or otherwise), insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, any untrue statement of a material fact contained in the Registration Statement on the effective date thereof if such untrue statement was made in reliance upon and in conformity with written information furnished by or on behalf of the Purchaser specifically for use in preparation of the Registration Statement, and the Purchaser will reimburse the Company (or such officer, director or controlling person, as the case may be), for any legal or other expenses reasonably incurred in investigating, defending, or preparing to defend any such action, proceeding or claim.

         Promptly after receipt by any indemnified person of a notice of a claim or the commencement of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this Section 5.2, such indemnified person shall notify the indemnifying person in writing of such claim or of the commencement of such action, and, subject to the provisions hereinafter stated, in case any such action shall be brought against an indemnified person and such indemnifying person shall have been notified thereof, such indemnifying person shall be entitled to participate therein, and, to the extent it shall wish, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified person. After notice from the indemnifying person to such indemnified persons of its election to assume the defense thereof, such indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof; provided, however, that if there exists or may exist differing or conflicting defenses that would make it inappropriate, in the opinion of counsel to the indemnified person, for the same counsel to represent both the indemnified person and such indemnifying person or any officer, director, employee, agent, affiliate or person deemed to be in control of such indemnifying person within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, the indemnified person shall be entitled to retain its own counsel at the expense of such indemnifying person. It is understood, however, that the Company shall, in connection with any one such action, suit or proceeding or separate but substantially similar or related actions, suits, or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of only one separate firm of attorneys (in addition to any local counsel) at any time for all such indemnified parties not having actual or potential differing interests with the Company or among themselves.

         5.3. TRANSFERABILITY OF REGISTRATION RIGHTS. The rights conferred upon the Purchaser under this Section 5 may be assigned by the Purchaser to any permitted transferee of the Registrable Securities.

         5.4. COVENANT TO KEEP PUBLIC INFORMATION AVAILABLE. The Company covenants and agrees that it will file the reports required to be filed by it under the Securities Act of 1933, as amended (the "Securities Act") and the Exchange Act and the rules and regulations adopted by the Commission thereunder as such may be amended from time to time (the "Rules"), and will take such further actions as the Purchaser may reasonably request, all to the extent required from time to time to enable the Purchaser to sell Registrable Securities at such times as are permitted by this

Agreement without registration under the Securities Act within the limitations of Rule 144 of the Rules or any similar rule or regulation hereafter adopted by the Commission. Upon the request of the Purchaser, the Company will supply the Purchaser with a certificate certifying compliance with this provision.

         5.5. EXPIRATION OF REGISTRATION RIGHTS. The Company's obligations under this Section 5 shall expire at such time as the Purchaser is able to sell the Registrable Securities in a single transaction pursuant to SEC Rule 144.

6.       ADDITIONAL COVENANTS.

         6.1. LISTING. The Company shall promptly secure the listing of all of the Registrable Securities on Nasdaq and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all Registrable Securities from time to time issuable. Neither the Company nor any of its Subsidiaries shall take any action which would be reasonably expected to result in the delisting or suspension of the Common Stock on Nasdaq. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 6.1.

         6.2. RESERVATION OF SHARES. The Company shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance, no less than 100% of the number of shares of Common Stock needed to provide for the issuance of the shares of Common Stock upon exercise of all outstanding Warrants.

         6.3. ISSUANCE OF WARRANT SHARES. The issuance of the Warrant Shares shall be duly authorized, and when issued in accordance with the Warrants, the Warrant Shares will be validly issued, fully paid and non-assessable and free of all taxes, liens, charges and preemptive rights with respect to the issue thereof.

7.       NOTICES.       Any notices or other communications required or
permitted hereunder shall be sufficiently given if delivered personally or sent by telex, nationally recognized overnight delivery service, facsimile (receipt confirmed), registered or certified mail, postage prepaid, addressed as follows or to such other address of which the parties may have given notice:

                (i)        if to the Purchaser, to:

                           Allergan, Inc.
                           2525 Dupont Drive
                           Irvine, California 92612
                           Attn: Legal Department

                (ii)       if to the Company, to:

                           EntreMed, Inc.
                           9640 Medical Center Drive
                           Rockville, Maryland 10850
                           Attn:    General Counsel
                           Fax No: (301) 217-9594

Unless otherwise specified herein, such notices or other communications shall be deemed delivered (a) on the date delivered, if delivered by facsimile or personally; (b) on the day after the notice is delivered into the possession and control of a nationally recognized overnight delivery services, duly marked for delivery to the receiving party; or (c) three business days after being sent, if sent by registered or certified mail.

8.       MISCELLANEOUS.

         8.1. SUCCESSORS AND ASSIGNMENTS. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Purchaser, on the one hand, and the Company, on the other hand, may not assign their respective obligations hereunder without the prior written consent of the other party; provided, however, that the Purchaser shall be permitted to assign its rights and obligations under this Agreement to any subsidiary or affiliate, or in any transaction in which all or substantially all of the Purchaser's assets are sold or in which the Purchaser is not the surviving entity or under Section 5.3 hereof, without the Company's prior written consent. Any assignment in contravention of this Section 8.1 shall be void. No assignment shall release the Purchaser or the Company from any obligation or liability under this Agreement unless expressly agreed to by the non-assigning party.

         8.2. REMEDIES. The parties acknowledge that a breach of this Agreement will cause them irreparable harm which will be difficult to quantify and for which money damages would be inadequate. Therefore, in the event of such a breach or threat of such a breach, in addition to any other legal or equitable remedies it may have, each party shall be entitled to obtain specific performance of the other party's obligations and to obtain immediate injunctive relief, in each case without the necessity of posting a bond.

         8.3. GOVERNING LAW, ATTORNEYS FEES. This Agreement shall be governed in all respects by the laws of the State of Delaware without regards to the principles of conflicts of laws thereof. In the event of any dispute with respect to this Agreement, the prevailing party shall be entitled to recover its reasonable expenses (including attorneys' fees) from the other party.

         8.4. ENTIRE AGREEMENT. This Agreement and other exhibits to this Agreement and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

         8.5. SEVERABILITY. In case any provision of this Agreement shall be declared invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         8.6. EXPENSES. Except as otherwise expressly provided herein, the Purchaser, on the one hand, and the Company, on the other hand, will pay all fees and expenses (including, without limitation, legal and accounting fees and expenses) incurred by each of them in connection with the transactions contemplated hereby.

         8.7. TITLES AND SUBTITLES. The titles of the paragraphs and subparagraphs of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

         8.8. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. This Agreement, the agreements referred to herein, and each other agreement or instrument entered into in connection herewith or therewith or contemplated hereby or thereby, and any amendments hereto or thereto, to the extent signed and delivered by means of a facsimile machine, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto or to any such agreement or instrument, each other party hereto or thereto shall re-execute original forms thereof and deliver them to all other parties. No party hereto or to any such agreement or instrument shall raise the use of a facsimile machine to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine as a defense to the formation or enforceability of a contract and each such party forever waives any such defense.

         IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first indicated above.

                                        ENTREMED, INC.


                                        By:



                                        Name:
                                               ---------------------------------
                                        Title:
                                               ---------------------------------


                                        ALLERGAN, INC.

                                        By:

                                        ----------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                    EXHIBIT A

                                 FORM OF WARRANT

THIS WARRANT AND ANY SHARES ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FILED UNDER SUCH ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT.


                                                                January __, 2002


                                     WARRANT

                  TO SUBSCRIBE FOR AND PURCHASE COMMON STOCK OF
                                 ENTREMED, INC.

No. W-__

         THIS CERTIFIES that, for good and valuable consideration, Allergan, Inc. or registered assigns (the "Warrantholder"), is entitled to subscribe for and purchase from ENTREMED, INC., a Delaware corporation (the "Company"), at a price of $12.15 per share (such price, as from time to time to be adjusted as hereinafter provided, being hereinafter called the "Warrant Price"), at any time and from time to time prior to the Expiration Date (as defined below), up to One Hundred and Nine Thousand, Three Hundred and Sixty-Three (109,363) fully paid, nonassessable shares of Common Stock, par value $0.01 per share, of the Company ("Common Stock"), subject, however, to the provisions and upon the terms and conditions hereinafter set forth, including without limitation the provisions of
Section 2 hereof. "Expiration Date" shall mean 5:00 P.M., New York time, on January __, 2007, which is five (5) years from the date hereof, or if not a Business Day, as defined herein, at 5:00 P.M., New York time, on the immediately preceding business day. "Business Day" shall mean a day other than a Saturday, Sunday or other day on which banks in the State of New York are required or authorized by law to remain closed.This Warrant is issued pursuant to a Restricted Stock Purchase Agreement between the Company and initial Warrantholder dated January 18, 2002 (the "Purchase Agreement"), which contains additional rights of the Warrantholder.

SECTION 1.        EXERCISE OF WARRANT

         (a)      EXERCISE

         This Warrant may be exercised, at any time and from time to time prior to the Expiration Date, by the Warrantholder, in whole or in part (but not as to a fractional share of Common Stock), by the completion of the subscription form attached hereto and by the surrender of this Warrant (properly endorsed) at the Company's principal offices at 9640 Medical Center Drive, Rockville, Maryland 20850 (or at such other location in the United States as the Company may designate by notice in writing to the Warrantholder at the address of the Warrantholder appearing on the books of the

Company), and by payment to the Company of the Warrant Price, in cash or by check or wire transfer, for each share being purchased.

         (b)      PROCEDURE FOR EXERCISE

         In the event of any exercise of the rights represented by this Warrant, a certificate or certificates for the total number of whole shares of Common Stock so purchased, registered in the name of the Warrantholder, shall be delivered to the Warrantholder within a reasonable time, not exceeding three Business Days, after the rights represented by this Warrant shall have been so exercised, and, unless this Warrant has expired, a new Warrant representing the number of shares (except a remaining fractional share), if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the Warrantholder within such time. With respect to any such exercise, the Warrantholder shall for all purposes be deemed to have become the holder of record of the number of shares of Common Stock evidenced by such certificate or certificates from the date on which this Warrant was surrendered and if such exercise is pursuant to Section 1(a), from the date on which payment of the Warrant Price was made, irrespective of the date of delivery of such certificate, except that, if the date of such surrender and payment is a date on which the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open. No fractional shares shall be issued upon exercise of this Warrant and no payment or adjustment shall be made upon any exercise on account of any cash dividends on the Common Stock issued upon such exercise. If any fractional interest in a share of Common Stock would, except for the provisions of this Section 1, be delivered upon any such exercise, the Company, in lieu of delivering the fractional share thereof, shall pay to the Warrantholder an amount in cash equal to the Current Market Price of such fractional interest, as determined below.

         (c)      CURRENT MARKET PRICE

         For any computation hereunder, the "Current Market Price" per share of Common Stock on any date shall be deemed to be the Market Price per share on the date preceding the date in question. "Market Price" is defined as the closing sale price of such security on the principal United States securities exchange or trading market on which such security is listed or traded as reported by the Nasdaq National Market (or a comparable reporting service of national reputation), or if the foregoing does not apply, the last reported sale price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Nasdaq, or, if no sale price is reported for such security by Nasdaq, the average of the bid prices of any market makers for such security as reported in the "pink sheets" by the National Quotation Bureau, Inc. If Market Price cannot be established as described above, Market Price shall be the fair market value of the Common Stock as determined in good faith by the Board of Directors. The term "Trading Day" shall mean a day on which Nasdaq or the principal national securities exchange on which the Common Stock is listed or admitted to trading is open for the transaction of business.

SECTION 2.        ADJUSTMENTS

                  The Warrant Price and the number and kind of shares issuable hereunder shall be subject to adjustment from time to time upon the happening of certain events as provided in this Section 2.

         (a)      ADJUSTMENTS

                  (1) If at any time prior to the exercise of this Warrant in full, the Company shall (A) declare a dividend or make a distribution on the Common Stock payable in shares of its capital stock (whether shares of Common Stock or of capital stock of any other class); (B) subdivide, reclassify or recapitalize its outstanding Common Stock into a greater number of shares; (C) combine, reclassify or recapitalize its outstanding Common Stock into a smaller number of shares; or (D) issue any shares of its capital stock by reclassification of its Common Stock (excluding any such reclassification in connection with a consolidation or a merger), the Warrant Price in effect at the time of the record date of such dividend, distribution, subdivision, combination, reclassification or recapitalization shall be adjusted so that the Warrant Price shall be equal to the price determined by multiplying the Warrant Price in effect immediately prior to such event by a fraction, the numerator of which shall be (x) the total number of outstanding shares of Common Stock of the Company immediately prior to such event; and the denominator of which shall be
(y) the total number of outstanding shares of Common Stock of the Company immediately after such event and, as so adjusted or readjusted, the Warrant Price shall remain in effect until a further adjustment or readjustment is required by this Section 2. Whenever the Warrant Price is adjusted pursuant to this Section 2(a)(1), the shares issuable hereunder shall simultaneously be adjusted by multiplying the number of shares issuable upon exercise of the Warrant immediately prior to such event by the Warrant Price in effect on the date thereof and dividing the product so obtained by the Warrant Price resulting from such adjustment. Any adjustment required by this Section 2(a)(1) shall be made successively immediately after the record date, in the case of a dividend or distribution, or the effective date, in the case of a subdivision, combination, reclassification or recapitalization, to allow the purchase of such aggregate number and kind of shares.

                  (2) If at any time prior to the exercise of this Warrant in full, the Company shall make a distribution to all holders of the Common Stock of stock of a subsidiary or securities convertible into or exercisable for such stock, then in lieu of an adjustment in the Warrant Price or the number of shares of Common Stock purchasable upon the exercise of this Warrant, the Warrantholder, upon the exercise hereof at any time after such distribution, shall be entitled to receive from the Company the stock or other securities to which the Warrantholder would have been entitled if the Warrantholder had exercised this Warrant immediately prior thereto, all subject to further adjustment as provided in this Section 2, and the Company shall reserve, for the life of the Warrant, such securities of such subsidiary; provided, however, that no adjustment in respect of dividends or interest on such stock or other securities shall be made during the term of this Warrant or upon its exercise.

                  (3) If at any time prior to the exercise of this Warrant in full, the Company shall distribute to all holders of its Common Stock assets of the Company (excluding cash dividends or distributions out of earned surplus), then the Warrant Price shall be adjusted to a price determined by multiplying the Warrant Price in effect immediately prior to such distribution by a fraction, the numerator of which shall be (x) the then Current Market Price per share of Common Stock on the record date for determination of stockholders entitled to receive such distribution, less the then fair value (as reasonably determined by the Board of Directors of the Company, whose determination shall be conclusive) of the portion of the assets so distributed, and the denominator of which shall be (y) the Current Market Price per share of Common Stock; provided, however, that if the then Current Market Price per share of Common Stock on the record date for determination of stockholders entitled to receive such distribution is less than the then fair value of the portion of the assets so distributed, the foregoing adjustment of the Warrant Price shall not be made and in lieu thereof the number of shares purchasable upon exercise of each Warrant immediately prior to such distribution shall be adjusted so that the holder of such Warrant shall be entitled to receive upon exercise of such Warrant the kind and number of assets that such Warrantholder would have owned or have been entitled to receive in such distribution had such Warrant been exercised immediately prior to the record date of such distribution.

                  (4) For purposes of any computation under this Section 2(a), the Current Market Price per share of Common Stock on any date shall be deemed calculated as provided in Section 1(c).

                  (5) No adjustment in the Warrant Price shall be required unless such adjustment would require an increase or decrease of at least 1% of such price; provided, however, that any adjustments which by reason of this
Section 2(a)(5) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 2(a) shall be made to the nearest cent or to the nearest one hundredth of a share, as the case may be. Notwithstanding anything in this Section 2(a) to the contrary, the Warrant Price shall not be reduced to less than the then existing par value of the Common Stock as a result of any adjustment made hereunder.

                  (6) In the event that at any time, as the result of any adjustment made pursuant to this Section 2(a), the Warrantholder thereafter shall become entitled to receive any securities other than Common Stock, thereafter the number of such other securities so receivable upon exercise of this Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in Section 2(a).

         (b)      NO ADJUSTMENT FOR DIVIDENDS

         Except as provided in Section 2(a) of this Agreement, no adjustment in respect of any cash dividends shall be made during the term of this Warrant or upon the exercise of this Warrant.

         (c)      PRESERVATION OF PURCHASE RIGHTS IN CERTAIN TRANSACTIONS

         In case of any consolidation of the Company with or merger of the Company into another corporation or in case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, then adequate provision will be made whereby the Warrantholder shall have the right thereafter upon payment of the Warrant Price in effect immediately prior to such action to purchase upon exercise of the Warrant the kind and amount of shares and other securities and property which the Warrantholder would have owned or have been entitled to receive after the happening of such consolidation, merger, sale or conveyance had the Warrant been exercised immediately prior to such action. The provisions of this Section 2 shall similarly apply to successive consolidations, mergers, sales or conveyances.

         (d)      FORM OF WARRANT AFTER ADJUSTMENTS

         The form of this Warrant need not be changed because of any adjustments in the Warrant Price or the number or kind of the shares purchasable pursuant to this Warrant, and Warrants theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in this Warrant, as initially issued; provided, however, that the Company may, at any time in its sole discretion (which shall be conclusive), make any change in the form of Warrant certificate that it may deem appropriate and that does not affect the substance thereof. Any Warrant certificate thereafter issued, whether upon registration of transfer of, or in exchange or substitution for, an outstanding Warrant certificate may be in the form so changed.

         (e)      TREATMENT OF WARRANTHOLDER

         Prior to due presentment for registration of transfer of this Warrant, the Company may deem and treat the Warrantholder as the absolute owner of this Warrant (notwithstanding any notation of ownership or other writing hereon) for all purposes and shall not be affected by any notice to the contrary.

         (f)      NOTICE OF ADJUSTMENT

         Upon any adjustment under this Section 2, then and in each such case the Company shall give written notice thereof, by first-class mail, postage prepaid, addressed to the Warrantholder at the address of such holder as shown on the books of the Company, which notice shall state the Warrant Price and the number or kind of the shares purchasable pursuant to this Warrant resulting from such adjustment, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

         (g)      STOCK TO BE RESERVED

         The Company will at all times reserve and keep available out of its authorized Common Stock, solely for the purpose of issuance upon the exercise of this Warrant as herein provided, such number of shares of Common Stock as shall then be issuable upon the exercise of this Warrant. The Company covenants that all shares of Common Stock which shall be so issued, upon full payment of the Warrant Price therefore or as otherwise set forth herein, shall be duly and validly issued and fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof, and, without limiting the generality of the foregoing, the Company covenants that it will from time to time take all such action as may be required to ensure that the par value per share, if any, of the Common Stock is at all times equal to or less than the effective Warrant Price. The Company will take all such action as may be necessary to ensure that all such shares of Common Stock may be so issued without violation of any applicable law or regulation, or of any requirement of any national securities exchange or automated quotation system upon which the Common Stock of the Company may be listed. The Company will not take any action that results in any adjustment under this Section 2, if the total number of shares of Common Stock issued and issuable after such action upon exercise of this Warrant would exceed the total number of shares of Common Stock then authorized by the Company's Certificate of Incorporation.

         (h)      ISSUE TAX

         The issuance of certificates for shares of Common Stock upon exercise of any Warrant shall be made without a charge to the Warrantholder for any issuance tax in respect thereof, provided that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the Warrantholder.

         (i)      CLOSING OF BOOKS

         The Company will at no time close its transfer books against the transfer of the shares of Common Stock issued or issuable upon the exercise of this Warrant in any manner that interferes with the timely exercise of this Warrant.

SECTION 3.        NOTICES OF RECORD DATES

         In the event of:

                  (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution (other than cash dividends out of earned surplus), or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any right to sell shares of stock of any class or any other right, or

                  (b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all the assets of the Company to or consolidation or merger of the Company with or into any other corporation or entity, or

                  (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company,

then and in each such event the Company will give notice to the Warrantholder specifying (1) the date on which any such record is to be taken for the purpose of such dividend, distribution or right and stating the amount and character of such dividend, distribution or right, and (2) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock will be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up. Such notice shall be given at least 20 days and not more than 90 days prior to the date therein specified, and such notice shall state that the action in question or the record date is subject to the effectiveness of a registration statement under the Securities Act of 1933, as amended (the "Securities Act") or to a favorable vote of stockholders, if either is required. Failure to mail or receive such notice or any defect therein shall not affect the validity of any action with respect thereto.

SECTION 4.        REPRESENTATIONS OF WARRANTHOLDER

         (a) Warrantholder is acquiring this Warrant for Warrantholder's own account and not with a view toward distribution. Warrantholder is an "accredited investor" within the meaning of Rule 501 of Regulation D under the Securities Act and has such knowledge and experience in financial or business matters as to be capable of evaluating the merits and risks of this investment.

         (b) Warrantholder understands that this Warrant and any shares of Common Stock issuable upon exercise are characterized as "restricted securities" under the Securities Act and that the Warrant and shares of Common Stock issuable on exercise may be resold or transferred without registration under the Securities Act only in limited circumstances.

SECTION 5.        NO STOCKHOLDERS RIGHTS OR LIABILITIES

         This Warrant shall not entitle the Warrantholder to any voting rights or other rights as a stockholder of the Company. No provision hereof, in the absence of affirmative action by the Warrantholder to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of the Warrantholder shall give rise to any liability of such Warrantholder for the Warrant Price or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

SECTION 6.        LOST, STOLEN, MUTILATED OR DESTROYED WARRANT

         In case the certificate or certificates evidencing the Warrants shall be mutilated, lost, stolen or destroyed, the Company shall, at the request of the Warrantholder, issue and deliver in exchange and substitution for and upon cancellation of the mutilated certificate or certificates, or in lieu of and substitution for the certificate or certificates lost, stolen or destroyed, a new Warrant certificate or certificates of like tenor and representing an equivalent right or interest, but only upon receipt of evidence satisfactory to the Company of such loss, theft or destruction of such Warrant and an agreement of indemnity, if requested.

SECTION 7.        NOTICES

         All notices, requests and other communications required or permitted to be given or delivered hereunder shall be in writing, and shall be delivered, or shall be sent by certified or registered mail or overnight courier, postage prepaid, or by facsimile, and if to the Warrantholder to such address or facsimile number as shall have been furnished to the Company by notice from such Warrantholder and if to the Company, at 9640 Medical Center Drive, Rockville, Maryland 20850; Attention: President, facsimile number (301) 217-9594, or at such other address or facsimile number as shall have been furnished to the Warrantholder by notice from the Company.

SECTION 8.        TRANSFER AND EXERCISE, REGISTRATION

         (a) RESTRICTIONS ON TRANSFER. This Warrant and the rights granted to the Warrantholder are transferable in whole or in parts of not less than ten thousand (10,000) Warrant Shares,, at any one time, upon surrender of this Warrant, together with a properly executed assignment in the form attached hereto, at the Company's principal offices referred to in Section 1(a) hereof. Any transfer or assignment of this Warrant shall be subject to applicable laws and to the conditions set forth in Section 8(b). Until due presentment for registration of transfer on the books of the Company, the Company may treat the registered holder hereof as the owner and holder hereof for all purposes, and the Company shall not be affected by any notice to the contrary. In the event of a transfer in part, the Company shall issue to the transferring Warrantholder a Warrant for the balance not transferred. Each transferee which is an affiliate of Allergan Inc. shall be entitled to the rights granted in, and be a beneficiary of the obligations of the Company under, the Purchase Agreement. Each transferee which is an not an affiliate of Allergan Inc. shall be entitled to the registration rights granted in the Purchase Agreement.

         (b) EXERCISE OR TRANSFER WITHOUT REGISTRATION. If, at the time of the surrender of this Warrant in connection with any exercise, transfer, or exchange of this Warrant, this Warrant (or, in the case of any exercise, the shares issuable hereunder upon such exercise), shall not be registered under the Securities Act and under applicable state securities or blue sky laws, the Company may require, as a condition of allowing such exercise, transfer, or exchange, (i) that the Warrantholder or transferee of this Warrant, as the case may be, furnish to the Company a written opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that such exercise, transfer, or exchange may be made without registration under the Securities Act and under applicable state securities or blue sky laws, (ii) that the Warrantholder execute and deliver to the Company an investment letter in form and substance reasonably acceptable to the Company and (iii) that the Warrantholder or transferee be an "ACCREDITED INVESTOR" as defined in Rule 501(a) promulgated under the Securities Act; provided that no such opinion, letter, or status as an "accredited investor" shall be required in connection with a transfer pursuant to Rule 144 under the Securities Act.

         (c) LEGEND. This Warrant and the shares of Common Stock issued hereunder shall bear a legend setting forth the foregoing restrictions, if appropriate.

         (d) REGISTRATION. The shares of Common Stock issuable upon exercise of this Warrant are "Registrable Securities" as defined in Section 5.1 of the Purchase Agreement and the Warrantholder is entitled to require the Company register such shares as set forth therein.

SECTION 9.        AMENDMENTS AND WAIVERS

         This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

SECTION 10.       SEVERABILITY

         If one or more provisions of this Warrant are held to be unenforceable under applicable law, such provisions shall be excluded from this Warrant, and the balance of this Warrant shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

SECTION 11.       GOVERNING LAW

         THIS WARRANT SHALL BE GOVERNED BY AND CONSTRUED UNDER THE LAWS OF THE STATE OF DELAWARE WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.. In any suit or action to enforce the provisions of this Warrant, the prevailing party shall be entitled to be reimbursed for all reasonable legal fees and expenses incurred by such party in connection with such suit or action.


SECTION 12.       HEADINGS

         The headings in this Warrant are for purposes of reference only and shall not limit or otherwise affect any of the terms hereof.

SECTION 13.       COUNTERPARTS

         This Warrant may be executed in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the Company and Allergan, Inc. have executed this Warrant on and as of the day and year first above written.


                                            ENTREMED, INC.,
                                            A DELAWARE CORPORATION


                                            ------------------------------------
                                            Name:  John W. Holaday, Ph.D.
                                            Title:   Chairman of the Board and
                                            Chief Executive Officer




Attest:

-----------------------



                                            WARRANTHOLDER

                                            ALLERGAN, INC.



                                            ------------------------------------
                                            Name:
                                            Title:

                                SUBSCRIPTION FORM

                  (To be executed upon exercise of this Warrant)



                       :
-----------------------



         The undersigned hereby irrevocably elects to exercise the right of purchaser represented by the within Warrant for, and to purchase thereunder, ______________ shares of Common Stock, as provided for therein, and either tenders herewith payment of the purchase price in full in the form of cash, wire transfer or check in the amount of $_____________.

         Please issue a certificate or certificates for such Common Stock in the name of, and pay any cash for any fractional share to:

                                            Name:
                                                 -------------------------------
                                            Address:


                                            Social
                                            Security No:



         If said number of shares shall not be all the shares purchasable under the within Warrant, a new Warrant is to be issued in the name of said undersigned for the balance remaining of the shares purchasable thereunder rounded up to the next higher number of shares.

                                            Name
                                                --------------------------------

                                            Signature
                                                     ---------------------------

                                            Note: The above signature must
                                                  correspond exactly with the
                                                  name on the first page of this
                                                  Warrant or with the name of
                                                  the assignee appearing in the
                                                  assignment form below.

                                   ASSIGNMENT

                  (To be executed only upon assignment of Warrant)



         For value received, _______________________________ hereby sells, assigns and transfers unto _______________________ the within Warrant Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint ____________________ attorney, to transfer said Warrant on the books of the within-named Company with respect to the number of Warrants set forth below, with full power of substitution in the premises:

                Name(s) of
                Assignee(s)/Address       No. of Warrants     No. of Shares






And if said number of Warrants shall not be all the Warrants represented by the Warrant, a new Warrant is to be issued in the name of said undersigned for the balance remaining of the Warrants registered by said Warrant.

                                 Name
                                     -----------------------


Dated:                                  Signature
      -------------------                        --------------------

                                 Note:  The above signature must correspond
                                        exactly with the name on the face of
                                        this Warrant.

                                   APPENDIX D

                           MANDATORY FILING COUNTRIES

A. Canada

B. Australia

C. Japan

D. Brazil

E. Mexico

F. China

G. Argentina

H. The countries signatory to the European Patent Convention (EPC)

                                   APPENDIX E

                             CO-PROMOTION PROVISIONS


A. ENTREMED shall have the option (the "OPTION") to co-promote in NORTH AMERICA the first PRODUCT commercialized by ALLERGAN under this AGREEMENT for a period of * following the date of such PRODUCT's FIRST COMMERCIAL SALE (the "PROMOTION TERM"). The OPTION shall expire unless exercised in writing within the first * after the approval of the NDA for such PRODUCT in the United States. Upon notification by ENTREMED of its intent to exercise the OPTION, such PRODUCT shall be deemed an "OPTIONED PRODUCT," provided, however, that ENTREMED may not begin its co-promotion activities until * following such notification.

B. In the event that ENTREMED exercises the OPTION, ENTREMED shall be entitled to provide, at its sole expense, up to such number of ENTREMED sales representatives equal to * percent (* %) of the budgeted ALLERGAN sales force for such PRODUCT (based on the number of full-time equivalent sales representatives performing first or second priority details of the product on a quarterly basis) in the United States (it being understood that if ENTREMED builds sales capacity within the * percent (* %) range and ALLERGAN'S sales effort decreases, ENTREMED shall be entitled to maintain the previously set level of co-promotion effort, subject to the other provisions of this AGREEMENT). In such event, ALLERGAN and ENTREMED shall mutually determine the size, structure and configuration of the sales force(s) that will be responsible for such OPTIONED PRODUCT, and the roles and assignments of ENTREMED's sales representatives within such selling effort.

C. Should ENTREMED exercise the OPTION, it is understood that ALLERGAN will retain the exclusive rights to sell and distribute the PRODUCTS in the applicable territory, so that ENTREMED's right to promote would be in the nature of a co-promotion arrangement in which ENTREMED and/or its designee promotes such OPTIONED PRODUCT, but all sales of the OPTIONED PRODUCT shall continue to be made by ALLERGAN.

D. ALLERGAN shall at its expense provide reasonable amounts of promotional materials, samples, and training to the ENTREMED sales force. The ENTREMED sales force will, at ENTREMED's expense, participate in all ALLERGAN sales training activities and be subject to the same sales management requirements as the ALLERGAN sales force, including, but not limited to call reporting, sample tracking, and competitive activity reporting.

E. In the event that ENTREMED fails, in ALLERGAN's reasonable determination, to competently co-promote the OPTIONED PRODUCT(s), or fails to promote the OPTIONED PRODUCT(s) consistent with the direction provided by ALLERGAN, ALLERGAN shall be entitled to terminate ENTREMED's right to co-promote the OPTIONED PRODUCT following * prior written notice to ENTREMED, and in the event that ENTREMED violates any law or regulation in connection with such co-promotion, ALLERGAN shall be entitled to terminate ENTREMED's right to co-promote the OPTIONED PRODUCT immediately upon written notice to ENTREMED.

F. In the event that ENTREMED wishes to terminate co-promotion activities, ENTREMED must provide ALLERGAN notice in writing at least * prior to the intended date of termination. In the event that ENTREMED terminates co-promotion activities, the OPTION for such co-promotion will expire and ENTREMED will have no further rights to co-promote PRODUCTS hereunder.

G. Upon the termination of co-promotion activities by ENTREMED, either by expiration of the PROMOTION TERM, early termination by ENTREMED, or termination by ALLERGAN as provided herein or in Section 15.8 of this AGREEMENT, ENTREMED shall return to ALLERGAN all materials and information in the possession of ENTREMED or its ENTREMED sales force relating to the subject matter hereof within thirty (30) days of the date of such termination.








                                       -2-